                                                                   EXHIBIT 4.1





                 ==============================================


                              ASARCO INCORPORATED

                                       TO

                                 CHEMICAL BANK,

                                    Trustee

                                 _____________


                                   INDENTURE



                          Dated as of October 1, 1994


                                  ____________



                 ==============================================

Reconciliation and tie between Indenture, dated as of October 1, 1994 and the Trust Indenture Act of 1939, as amended ("TIA").


                                                                             Indenture
TIA Section                                                                  Section
- -----------                                                                  ---------
310(a)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    609
   (a)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    609
   (a)(3) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    TIA
   (a)(4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
   (a)(5) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    TIA
   (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    610; TIA

311(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    613; TIA
   (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    613; TIA
   (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable

312(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    701
   (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    702; TIA
   (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    702(c); TIA

313(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    703; TIA
   (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    703; TIA
   (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    703; TIA
   (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    703; TIA

314(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    704; TIA
   (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
   (c)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    102
   (c)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    102
   (c)(3) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
   (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
   (e)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    TIA
   (f)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    TIA

315(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    601; 603; TIA
   (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    602; TIA
   (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    TIA
   (d)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    TIA
   (d)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    603; TIA
   (d)(3) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    603; TIA
   (e)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    TIA

316(a)(1)(A)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    502; 512
   (a)(1)(B)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    513

   (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    507; 508
   (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    TIA

317(a)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    TIA
   (a)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    TIA
   (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1003

318(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    108
   (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    TIA
   (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    108; TIA

- ---------------------

          This reconciliation and tie section does not constitute part of the Indenture.

                               TABLE OF CONTENTS




                                                                                                                  Page
                                                                                                                  ----
PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

RECITALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
       Authorization of Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
       Compliance with Legal Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1


                                                                   ARTICLE ONE

                                                        Definitions and Other Provisions
                                                             of General Application

       Section 101.  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
              Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
              Attributable Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
              Authenticating Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
              Authorized Newspaper  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
              Bearer Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
              Board of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
              Board Resolution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
              Business Day  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
              Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
              Capitalized Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
              Closing Price Per Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
              Commission  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
              company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
              Company Order . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
              Consolidated Net Tangible Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
              Converting Holder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
              Corporate Trust Office  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
              Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
              Coupon  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
              Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
              Defaulted Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
              Depositary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
              defeasance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
              Determination Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5



- -----------------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                      (i)

                                                                                                                          Page
                                                                                                                          ----
              ECU . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
              Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
              Funded Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
              Global Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
              Government Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
              Holder  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
              Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
              interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
              Interest Payment Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
              Maturity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
              Mortgage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
              Nonrecourse Obligation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
              NYSE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
              Officers' Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
              Opinion of Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
              original issue date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
              Original Issue Discount Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
              Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
              Overdue Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
              Paying Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
              Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
              Predecessor Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
              Principal Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
              Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
              Redemption Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
              Redemption Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
              Redemption Rescission Event . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
              Registered Holder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
              Registered Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
              Rescission Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
              Responsible Officer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
              Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
              Security Register . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
              Senior Indebtedness   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
              Significant Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
              Special Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
              Specified Currency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
              Stated Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
              Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
              Surrendered Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
              Trading Day . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
              Trust Indenture Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
              Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12




- ----------------------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                      (ii)

                                                                                                                  Page
                                                                                                                  ----
              Vice President  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
              Yield to Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

       Section 102.  Compliance Certificates and Opinions . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
       Section 103.  Form of Documents Delivered to
                       Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
       Section 104.  Acts of Holders; Record Dates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
       Section 105.  Notices, Etc., to Trustee and
                       Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
       Section 106.  Notice to Holders; Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
       Section 107.  Incorporators, Stockholders,
                       Officers and Directors of Company
                       Exempt from Individual Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
       Section 108.  Conflict with Trust Indenture Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
       Section 109.  Effect of Headings and Table of
                       Contents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
       Section 110.  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
       Section 111.  Separability Clause  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
       Section 112.  Benefits of Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
       Section 113.  Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
       Section 114.  Legal Holidays . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
       Section 115.  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

                                                                   ARTICLE TWO

                                                                 Security Forms

       Section 201.  Forms Generally  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
       Section 202.  Form of Trustee's Certificate
                       of Authentication  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
       Section 203.  Additional Provisions Required in
                       Global Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20


                                                                  ARTICLE THREE

                                                                 The Securities

       Section 301.  Amount Unlimited; Issuable in Series . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
       Section 302.  Denominations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
       Section 303.  Execution, Authentication, Delivery
                       and Dating of Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
       Section 304.  Temporary Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27




- -------------------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                     (iii)

                                                                                                                     Page
                                                                                                                     ----
       Section 305.  Registration, Registration of
                       Transfer and Exchange  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
       Section 306.  Mutilated, Defaced, Destroyed, Lost
                       and Stolen Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
       Section 307.  Payment of Interest; Interest
                       Rights Preserved . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
       Section 308.  Persons Deemed Owners  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
       Section 309.  Cancellation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
       Section 310.  Computation of Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
       Section 311.  Securities Denominated in Foreign
                       Currencies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
       Section 312.  Compliance with Certain Laws and
                       Regulations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37

                                                                  ARTICLE FOUR

                                                           Satisfaction and Discharge

       Section 401.  Satisfaction and Discharge of
                       Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
       Section 402.  Application of Trust Money . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39

                                                                  ARTICLE FIVE

                                                                    Remedies

       Section 501.  Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
       Section 502.  Acceleration of Maturity; Rescission
                       and Annulment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
       Section 503.  Collection of Indebtedness and Suits
                       for Enforcement by Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
       Section 504.  Trustee May File Proofs of Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
       Section 505.  Trustee May Enforce Claims Without
                       Possession of Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
       Section 506.  Application of Moneys Collected by
                       Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
       Section 507.  Limitation on Suits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
       Section 508.  Unconditional Right of Holders to
                       Receive Principal, Premium and
                       Interest.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
       Section 509.  Restoration of Rights and Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
       Section 510.  Rights and Remedies Cumulative . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
       Section 511.  Delay or Omission Not Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48





- -----------------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                      (iv)

                                                                                                                  Page
                                                                                                                  ----
       Section 512.  Control by Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
       Section 513.  Waiver of Past Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
       Section 514.  Undertaking for Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
       Section 515.  Waiver of Stay or Extension Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50

                                                                   ARTICLE SIX

                                                                   The Trustee

       Section 601.  Certain Duties and Responsibilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
       Section 602.  Notice of Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
       Section 603.  Certain Rights of the Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
       Section 604.  Not Responsible for Recitals
                       or Issuance of Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
       Section 605.  May Hold Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
       Section 606.  Money Held in Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
       Section 607.  Compensation and Reimbursement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
       Section 608.  Right to Rely on Officers'
                       Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
       Section 609.  Eligibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
       Section 610.  Resignation and Removal;
                       Appointment of Successor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
       Section 611.  Acceptance of Appointment by
                       Successor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
       Section 612.  Merger, Conversion, Consolidation
                       or Succession to Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
       Section 613.  Preferential Collection of Claims
                       Against Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
       Section 614.  Appointment of Authenticating Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60

                                                                  ARTICLE SEVEN

                                                Holders' List and Reports by Trustee and Company

       Section 701.  Company to Furnish Trustee
                       Names and Addresses of Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
       Section 702.  Preservation of Information;
                       Communications to Holders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
       Section 703.  Reports by Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
       Section 704.  Reports by Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63





- --------------------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                      (v)

                                                                                                                       Page
                                                                                                                       ----
                                                                  ARTICLE EIGHT

                                              Consolidation, Merger, Conveyance, Transfer or Lease

       Section 801.  Company May Consolidate, Etc., Only
                       on Certain Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
       Section 802.  Successor Substituted  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65

                                                                  ARTICLE NINE

                                                             Supplemental Indentures

       Section 901.  Supplemental Indentures Without
                       Consent of Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
       Section 902.  Supplemental Indentures with
                     Consent of Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
       Section 903.  Execution of Supplemental Indentures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
       Section 904.  Effect of Supplemental Indentures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
       Section 905.  Conformity with Trust Indenture Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
       Section 906.  Reference in Securities to
                       Supplemental Indentures. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69

                                                                   ARTICLE TEN

                                                                    Covenants

       Section 1001.  Payment of Principal, Premium and
                       Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
       Section 1002.  Maintenance of Office or Agency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
       Section 1003.  Money for Securities Payments to
                       Be Held in Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
       Section 1004.  Limitation on Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
       Section 1005.  Limitation on Sales and Leasebacks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74
       Section 1006.  Certificate of Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
       Section 1007.  Waiver of Certain Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76

                                                                 ARTICLE ELEVEN

                                                            Redemption of Securities

       Section 1101.  Applicability of Article  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
       Section 1102.  Election to Redeem; Notice to






- -----------------------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                      (vi)

                                                                                                                  Page
                                                                                                                  ----
                        Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77
       Section 1103.  Selection by Trustee of Securities
                        to Be Redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77
       Section 1104.  Notice of Redemption  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
       Section 1105.  Deposit of Redemption Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
       Section 1106.  Securities Payable on Redemption
                        Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
       Section 1107.  Securities Redeemed in Part . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80
       Section 1108.  Rescission of Redemption  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80

                                                                 ARTICLE TWELVE

                                                                  Sinking Funds

       Section 1201.  Applicability of Article  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   81
       Section 1202.  Satisfaction of Sinking Fund
                        Payments with Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82
       Section 1203.  Redemption of Securities for
                        Sinking Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82

                                                                ARTICLE THIRTEEN

                                                                   Defeasance

       Section 1301.  Applicability of Article; Company's
                        Option to Effect Defeasance or
                        Covenant Defeasance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   83
       Section 1302.  Defeasance and Discharge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   83
       Section 1303.  Covenant Defeasance.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   84
       Section 1304.  Conditions to Defeasance or Covenant
                        Defeasance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   84
       Section 1305.  Deposited Money and Government
                        Obligations to Be Held in Trust;
                        Other Miscellaneous Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   87
       Section 1306.  Reinstatement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   88

                                                                ARTICLE FOURTEEN

                                                             Convertible Securities

       Section 1401.  Applicability of Article  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   88





- -------------------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                     (vii)

                                                                                                                  Page
                                                                                                                  ----
       Section 1402.  Right of Holders to Convert
                        Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   88

       Section 1403.  Issuance of Shares of Capital
                        Stock on Conversion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89
       Section 1404.  No Payment or Adjustment for
                        Interest or Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   92
       Section 1405.  Adjustment of Conversion Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   93
       Section 1406.  No Fractional Shares to be Issued . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   98
       Section 1407.  Preservation of Conversion Rights
                        Upon Consolidation, Merger, Sale
                        or Conveyance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   98
       Section 1408.  Notice to Holders of Securities of
                        a Series Prior to Taking Certain
                        Types of Action . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   99
       Section 1409.  Covenant to Reserve Shares for
                        Issuance on Conversion of
                        Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100
       Section 1410.  Compliance with Governmental
                        Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  101
       Section 1411.  Payment of Taxes Upon Certificates
                        for Shares Issued Upon Conversion
                        of Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  101
       Section 1412.  Trustee's Duties with Respect
                        to Conversion Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  101
       Section 1413.  Corporate Action Regarding
                        Par Value of Capital Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  102
       Section 1414.  Company Determination Final . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  102

                                                                 ARTICLE FIFTEEN

                                                                  Subordination

       Section 1501.  Agreement to Subordinate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  102
       Section 1502.  Payments to Holders of Subordinated
                        Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  103
       Section 1503.  Subrogation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  105
       Section 1504.  Authorization by Holders of
                        Subordinated Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  106
       Section 1505.  Notice to Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  107
       Section 1506.  Trustee's Relation to Senior
                        Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  108





- ------------------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                     (viii)

                                                                            Page
                                                                            ----

       Section 1507.  No Impairment of Subordination  . . . . . . . . . . .  109

Testimonium   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  110

Signatures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  110

Acknowledgments





- ---------------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                      (ix)

                 THIS INDENTURE, dated as of October 1, 1994 between ASARCO Incorporated, a corporation duly organized and existing under the laws of the State of New Jersey (herein called the "Company"), having its principal office at 180 Maiden Lane, New York, New York 10038, and Chemical Bank, a New York corporation, as Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY

                 The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness, which may be convertible into shares of Capital Stock (as such term is hereinafter defined) of the Company (such debentures, notes or other evidences of indebtedness herein called the "Securities") to be issued in one or more series as in this Indenture provided.

                 All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                 NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                 For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is agreed for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

Section 101.  Definitions.

                 For all purposes of this Indenture and of any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:

                 (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                 (2) all other terms used herein which are defined in the Trust Indenture Act or by Commission rule under the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                 (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles; and

                 (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                 Certain terms, used principally in Article Six, are defined in that article.

                 "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                 "Attributable Debt" means, as to any particular Capitalized Lease under which any Person is at the time liable, at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such Capitalized Lease during the remaining primary term thereof, discounted from the respective due dates thereof to such date at the rate of interest per annum implicit in the terms of such Capitalized Lease, as determined in good faith by the Company, compounded semi-annually. The net amount of rent required to be paid under any such Capitalized Lease for any such period shall be the amount of the rent payable by the lessee with respect to such period, after excluding amounts required to be paid on account of maintenance, repairs, insurance, taxes, assessments, water rates and similar charges. In the case of any Capitalized Lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but shall not include any rent required to be paid under such Capitalized Lease subsequent to the first date upon which it may be so terminated.

                 "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

                 "Authorized Newspaper" means a newspaper of general circulation, in the official language of the country of publication or in the English language, customarily published on each Business Day whether or not published on Saturdays, Sundays or holidays. Whenever successive publications in an Authorized Newspaper are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

                 "Bearer Security" means any Security issued under this Indenture which is payable to bearer.

                 "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board or any directors and/or officers of the Company to whom that board or committee shall have duly delegated its authority.

                 "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                 "Business Day" means, except as may otherwise be provided herein or in any Security, when used with respect a location, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that location are authorized or obligated by law or executive order to close.

                 "Capital Stock" means any stock of any class of the Company.

                 "Capitalized Lease" means any lease which has been capitalized by the Company.

                 "Closing Price Per Share" means, with respect to the Capital Stock of the Company, for any day the last reported sales price per share (i) on the New York Stock Exchange, Inc. as reported in the Wall Street Journal (or other similar newspaper) for New York Stock Exchange Composite Transactions (or, if no such sale is so reported on such day, the average of such reported closing bid and asked prices regular way) or, if the Capital Stock is not listed or admitted to trading on such Exchange, on the principal (as determined by the Company's Board of Directors) national securities exchange on which the Capital Stock is listed or admitted to trading or, (ii) if not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotations National Market System; or if the Capital Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

                 "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

                 "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                 "Company Order" and "Company Request" mean, respectively, a written order or request signed in the name of the Company by both (i) its Chairman of the Board of Directors, its Vice Chairman of the Board of Directors, its President or a Vice President, and (ii) its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                 "Consolidated Net Tangible Assets" means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (i) all current liabilities (excluding any thereof constituting Funded Debt by reason of being renewable or extendable) and (ii) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all as set forth on the most recent balance sheet of the Company and its consolidated Subsidiaries and computed in accordance with generally accepted accounting principles.

                 "Converting Holder" has the meaning specified in Section 1403.

                 "Corporate Trust Office" means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at 450 West 33rd Street, 15th Floor, New York, New York 10001.

                 "Corporation" includes corporations, associations, companies, joint-stock companies and business trusts.

                 "Coupon" means any interest coupon appertaining to a Bearer Security.

                 "Debt" has the meaning specified in Section 1004.

                 "Defaulted Interest" has the meaning specified in Section 307.

                 "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to
Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

                 "defeasance" and "covenant defeasance" have the respective meanings specified in Sections 1302 and 1303.

"Determination Date" has the meaning specified in Section 1405.

                 "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

                 "Event of Default" has the meaning specified in Section 501.

                 "Funded Debt" means all indebtedness for money borrowed having a maturity of more than 12 months from the date as of which the amount thereof is to be determined or having a maturity of less than 12 months but by its terms being renewable or extendable beyond 12 months from such date at the option of the borrower.

                 "Global Security" means a Security bearing the legend prescribed in Section 203 evidencing all or part of a series of Securities, issued to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

                 "Government Obligations" has the meaning specified in Section 1304.

                 "Holder" means, with respect to a Registered Security, a Person in whose name a Security is registered in the Security Register and, with respect to a Bearer Security, a bearer thereof or of a Coupon appertaining thereto.

                 "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the mandatory provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated in Section 301.

                 "interest" means, when used with respect to a non-interest bearing Security, interest payable after the principal thereof has become due and payable whether at Maturity, by declaration of acceleration, by call for redemption, pursuant to a sinking fund or otherwise, and, when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, interest payable after Maturity.

                 "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an instalment of interest on such Security.

                 "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, pursuant to a sinking fund or otherwise.

                 "Mortgage" has the meaning specified in Section 1004.

                 "Nonrecourse Obligation" has the meaning specified in Section 1004.

                 "NYSE" means the New York Stock Exchange, Inc.

                 "Officers' Certificate" means a certificate signed by both (a) the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the President or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. Each such Officers' Certificate shall include the statements required by Section 102 hereunder.

                 "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company.

                 "original issue date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

                 "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 502.

                 "Outstanding" when used with respect to Securities, means, except as otherwise required by the Trust Indenture Act as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                 (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                 (b) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and of any Coupons; provided, however, that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                 (c) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

                 (d) Securities which have been converted into Capital Stock in accordance with Article Fourteen hereof, if the terms of such Securities provide for convertibility pursuant to Section 301.

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities of any series have taken any action (including the making of any request, demand, authorization or direction), the giving of any notice, consent or waiver (or the taking of any other action) hereunder and in determining voting rights of any Holder of a Security hereunder (i) the principal amount of Original Issue Discount Securities that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 and (ii) the principal amount of any Security, the principal amount of which is denominated in a Specified Currency, shall be deemed to be that amount as determined in accordance with Section 311 (or, in the case of any Original Issue Discount Security, the amount determined in accordance with clause (i) above as well as Section 311), and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or any such other obligor. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice.

                 "Overdue Rate" means, unless otherwise specified in the Securities of any series, the same rate as the rate of interest specified in the Securities of such series or, in the case of a series of Original Issue Discount Securities, the Yield to Maturity of such series of Securities.

                 "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

                 "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                 "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under
Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                 "Principal Property" means any smelters, refineries, mines, concentrators or other facilities, located within the present 50 States of the United States of America (excluding the territories and possessions of the United States of America) and owned by the Company or any Subsidiary, in each case the gross book value (without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 3% of Consolidated Net Tangible Assets, other than any such facility or portion thereof which is pollution control or other equipment or facility financed by obligations issued by a State or local government unit; provided, however, that Principal Property shall not include any smelters, refineries, mines, concentrators or facilities or any portions thereof which the Board of Directors of the Company declares by resolution are not of material importance to the total business conducted by the Company and its Subsidiaries as an entirety.

                 "Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified as such in the terms of the Securities of such series, or, if no such date is so specified, if such Interest Payment Date is the first day of a calendar month, the fifteenth day of the next preceding calendar month or, if such Interest Payment Date is the fifteenth day of a calendar month, the last day of the preceding calendar month, whether or not such Record Date is a Business Day.

                 "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                 "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                 "Redemption Rescission Event" means the occurrence of (a) any general suspension of trading in, or limitation on prices for, securities on the principal national securities exchange on which shares of Capital Stock are registered and listed for trading (or, if shares of Capital Stock are not registered and listed for trading on any such exchange, in the over-the-counter market) for more than six-and-one-half (6-1/2) consecutive trading hours, (b) any decline in either the Dow Jones Industrial Average or the Standard & Poor's Index of 400 Industrial Companies (or any successor index published by Dow Jones & Company, Inc. or Standard & Poor's Corporation) by either (i) an amount in excess of 10%, measured from the close of business on any Trading Day to the close of business on the next succeeding Trading Day during the period commencing on the Trading Day preceding the day notice of any redemption of Securities is given (or, if such notice is given after the close of business on a Trading Day, commencing on the Trading Day) and ending at the time and date fixed for redemption in such notice or (ii) an amount in excess of 15% (or if the time and date fixed for redemption is more than 15 days following the date on which such notice of redemption is given, 20%), measured from the close of business on the Trading Day preceding the day notice of such redemption is given (or, if such notice is given after the close of business on a Trading Day, from such Trading Day) to the close of business on any Trading Day at or prior to the time and date fixed for redemption, (c) a declaration of a banking moratorium or any suspension of payments in respect of banks by Federal or state authorities in the United States or (d) the commencement of a war or armed hostilities or other national or international calamity directly or indirectly involving the United States which in the reasonable judgement of the Company could have a material adverse effect on the market for the Capital Stock.

                 "Registered Holder" means the Holder of a Registered Security.

                 "Registered Security" means any Security issued under this Indenture which is registered as to principal and interest in the Security Register.

                 "Rescission Date" has the meaning specified in Section 1108.

                 "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                 "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Bearer Security, including any Coupon appertaining thereto, or any Registered Security authenticated and delivered under this Indenture.

                 "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

                 "Senior Indebtedness" means all Debt of the Company including principal and interest (and premium, if any) (including, without limitation, any interest that would accrue but for the occurrence of any event specified in
Section 501(6) or (7) hereunder) on such Debt, created, incurred or assumed on or after the date of the first issuance of any subordinated Securities, except
(i) existing subordinated Securities, (ii) such indebtedness as is by its terms expressly stated to be junior in right of payment to subordinated Securities, and (iii) such indebtedness as is by its terms expressly stated to rank pari passu with, the subordinated Securities.

                 "Significant Subsidiary" means any Subsidiary of the Company which owns a Principal Property and any Subsidiary which owns directly or indirectly stock of a Significant Subsidiary.

                 "Special Record Date" has the meaning specified in Section 307.

                 "Specified Currency" means a currency other than United States dollars or units of currencies or a composite currency.

                 "Stated Maturity", when used with respect to any Security or any instalment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of principal or interest is due and payable.

                 "Subsidiary" means a corporation whose accounts are consolidated with those of the Company in accordance with generally accepted accounting principles.

                 "Surrendered Securities" has the meaning specified in Section 1403.

                 "Trading Day" means, with respect to the Capital Stock, so long as the Capital Stock is listed or admitted to trading on the NYSE, a day on which the NYSE is open for the transaction of business, or, if the Capital Stock is not listed or admitted to trading on the NYSE, a day on which the principal national securities exchange on which the Capital Stock is listed is open for the transaction of business, or, if the Capital Stock is not so listed or admitted for trading on any national securities exchange, a day on which NASDAQ is open for the transaction of business.

                 "Trust Indenture Act" (except as otherwise provided in Section
905) means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                 "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                 "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president".

                 "Yield to Maturity" means, in the case of any Original Issue Discount Security, the yield to maturity specified in such Security or in a Board Resolution relating thereto.

Section 102.  Compliance Certificates and Opinions.

                 Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by any officer of the Company, or Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

                 Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                 (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                 (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                 (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.  Form of Documents Delivered to Trustee.

                 In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                 Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                 Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

                 Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104.  Acts of Holders; Record Dates.

                 (a) Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Securities of any series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (1) by any instrument or any number of instruments of similar tenor executed by such Holders in person or by agent or proxy appointed in writing, or (2) by the record of such Holders of Securities voting in favor thereof at any meeting of such Holders duly called and held, or (3) by a combination of such instrument or instruments and any such record of such a meeting of such Holders; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments and/or such record are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent or proxy shall be sufficient for any purpose of this Indenture and (subject to the requirements of the Trust Indenture Act and Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 104.

                 Without limiting the generality of the foregoing, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted in this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interest in any such Global Security.

                 (b) Subject to the requirements of the Trust Indenture Act and Sections 601 and 603, proof of the execution of any instrument by a Holder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

                 (c) If the Company shall solicit from the Registered Holders any demand, request, notice, consent, waiver or the taking of any other action, the Company may, at its option, by a Board Resolution, fix in advance a record date for the determination of Registered Holders entitled to give such demand, request, notice, consent or waiver or to take such other action, but the Company shall have no obligation to do so. If such a record date is fixed, such demand, request, notice, consent, waiver or other action may be given before or after the record date, but only the Registered Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite percentage of Securities Outstanding have authorized or agreed or consented to such demand, request, notice, consent, waiver or taking of any other action, and for that purpose the Securities Outstanding shall be computed as of the record date; provided, however, that no such demand, request, notice, consent, waiver or taking of any other action by the Holders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the Record Date.

                 (d) The ownership of Registered Securities shall be proved by the Security Register or by a certificate of the Person designated by the Company to keep the Security Register and to act as repository in accordance with the provisions of Section 305.

                 (e) Any request, demand, authorization, direction, notice, consent, waiver or other act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                 (f) At any time prior to (but not after) the evidencing to the Trustee of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number or other distinguishing symbol of which is shown by the evidence to be included among the serial numbers or other distinguishing symbols of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security.

Section 105.  Notices, Etc., to Trustee and Company.

                 Any request, demand, authorization, direction, notice, consent, waiver or act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                 (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention:  Corporate Trust Department, or

                 (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

Section 106.  Notice to Holders; Waiver.

                 Where this Indenture provides for notice to Holders of any event, (i) if any of the Securities affected by such event are Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any) prescribed for the giving of such notice, and,
(ii) if any of the Securities affected by such event are Bearer Securities, notice to the Holders thereof shall be sufficiently given (unless otherwise herein or in the terms of such Bearer Securities expressly provided) if published once in an Authorized Newspaper in New York, New York, and in such other city or cities, if any, as may be specified as contemplated in Section 301.

                 In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. In any case where notice is given to Holders by publication, neither the failure to publish such notice, nor any defect in any notice so published, shall affect the sufficiency of such notice with respect to other Holders.

                 Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. Notwithstanding anything to the contrary elsewhere in this Indenture as to the giving of notice, any other form of written notice is sufficient, if received.

                 In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give any notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. If it is impossible or, in the opinion of the Trustee, impracticable to give any notice by publication in the manner herein required, then such publication in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

                 Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

Section 107.  Incorporators, Stockholders,
              Officers and Directors of Company
              Exempt from Individual Liability .

                 No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, official or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

Section 108.  Conflict with Trust Indenture Act.

                 If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 109.  Effect of Headings and Table of Contents.

                 The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 110.  Successors and Assigns.

                 All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 111.  Separability Clause.

                 In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 112.  Benefits of Indenture.

                 Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 113.  Governing Law.

                 This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

Section 114.  Legal Holidays.

                 In any case where any Interest Payment Date, Redemption Date, Stated Maturity or Maturity of any Security shall not be a Business Day at the place of payment, then (notwithstanding any other provision on this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day in such place with the same force and effect as if made on such Interest Payment Date or Redemption Date or at the Stated Maturity or Maturity, provided, however, that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be.

Section 115.  Counterparts.

                 This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                                  ARTICLE TWO

                                 Security Forms


Section 201.  Forms Generally.

                 The Securities of each series and any Coupons to be attached thereto shall be substantially in such form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any applicable law, rule or regulation or with the rules of any securities exchange or as may, consistent with the provisions of this Indenture, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Temporary Securities of any series may be issued as permitted by Section 304. If the form of Securities or Coupons of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of any such action taken pursuant thereto, including a copy of the approved form of Securities or Coupons, shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated in Section 303 for the authentication and delivery of such Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

                 Unless otherwise specified as contemplated in Section 301, Bearer Securities shall have Coupons attached.

                 The definitive Securities and Coupons shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities and Coupons.

Section 202.  Form of Trustee's Certificate
              of Authentication.

                 The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

                 This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                        -----------------------------,
                                        as Trustee


                                        By
                                          ---------------------------
                                          Authorized Officer


Section 203.     Additional Provisions Required in Global
                 Security.

                 Any Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

                 "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary or a nominee thereof and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration or transfer of, or in exchange for or in lieu of, this Security shall be a Global Security subject to the foregoing, except in such limited circumstances."


                                 ARTICLE THREE

                                 The Securities

Section 301.  Amount Unlimited; Issuable in Series.

                 The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                 The Securities may be issued in one or more series. There shall be established in or pursuant to a Board

Resolution, a copy of which, certified by the Secretary or an assistant or attesting Secretary of the Company, shall be delivered to the Trustee, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of a particular series, the following:

                 (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of all other series);

                 (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to
         Section 303, are deemed never to have been authenticated and delivered hereunder);

                 (3) the manner in which or the Person to whom any interest on a Registered Security of the series shall be payable, if other than the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest;

                 (4) the date or dates on which the principal of the Securities of the series is payable;

                 (5) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates (including the Overdue Rate) shall be determined, the date or dates from which such interest shall accrue or the method by which such date or dates may be determined, the Interest Payment Dates on which such interest shall be payable and the Record Dates for the determination of Holders to whom interest is payable;

                 (6) the place or places where the principal of and any premium and interest on Securities of the series shall be payable;

                 (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

                 (8) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pur-suant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions (including, without limitation, the type of consideration to be paid by the Company) upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                 (9) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be repaid, in whole or in part, at the option of the Holder thereof;

                 (10) if other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency (including composite currencies) in which the Securities of the series shall be denominated and, if different, the coin or currency (including composite currencies) in which payment of the principal of, and any premium and interest on, the Securities of the series shall be payable;

                 (11) if the principal of, and any premium and interest on, the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency (including composite currencies) other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

                 (12) if the amount of payments of principal of, and any premium and interest on, the Securities of the series may be determined with reference to an index, formula or other method, the manner in which such amounts shall be determined;

                 (13) the applicability, if any, of Section 1302 or Section 1303 to the Securities of such series, or such other means of defeasance or covenant defeasance as may be specified for the Securities and any Coupons of such series, and whether, for the purpose of such defeasance or covenant defeasance, the term "Government Obligations" shall include obligations referred to in the definition of such term which are not obligations of the United States of America or an agency or instrumentality of the United States of America;

                 (14) if other than denominations of $1,000 (or if the Securities are denominated in a currency other than

         U.S. dollars or in a composite currency, 1,000 units of such other currency or composite currency) and any multiple thereof, the denominations in which Securities of the series shall be issuable;

                 (15) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or provable in bankruptcy pursuant to Section 504;

                 (16) if the Securities of the series are Original Issue Discount Securities, the price at which and the date on which Securities of the series are to be issued and the Yield to Maturity at the time of issuance of such series;

                 (17) whether Securities of the series shall be issuable as Registered Securities or Bearer Securities (with or without Coupons), or both, and any restrictions applicable to the offering, sale or delivery of Bearer Securities and, if other than as provided in
         Section 305, the terms upon which Bearer Securities of a series may be exchanged for Registered Securities of the same series and vice versa;

                 (18) the date as of which any Bearer Securities of the series and any temporary Global Security representing Outstanding Securities of the series shall be dated if other than the original issue date of the first Security of the series to be issued;

                 (19) the forms of the Securities and Coupons, if any, of the series;

                 (20) if and as applicable, that the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstances other than those set forth in Section 305 in which any such Global Security may be transferred to, and registered and exchanged for Registered Securities in the name of, a Person other than the Depositary for such Global Security or nominee thereof, and in which any such transfer may be registered, or, if other than as provided in
         Section 305, the circumstances under which any exchange may occur;

                 (21) with respect to such series of Securities, the "stated intervals" and the method of determining the

         "record date" for purposes of sections 312(a) and 316(c), respectively, of the Trust Indenture Act;

                 (22) whether the Securities of such series will be convertible into any class or combination of classes of Capital Stock, and the terms and conditions upon which such conversion shall be effected (including, without limitation, the initial conversion price or rate, the events giving rise to adjustments to the conversion price or rate and the nature of such adjustments, the conversion period, any provision which gives the Company the right, at its option, to pay to a Holder of the Securities a specified cash amount in lieu of Capital Stock issuable upon such conversion, and any other provisions in addition to or in lieu of those set forth in this Indenture relative to such obligation);

                 (23) whether the Securities of such series shall be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness as set forth in Article Fifteen hereunder; and

                 (24) any other terms of the series which are not inconsistent with this Indenture.

                 All Securities of any one series shall be substantially identical except as to denomination, interest rate and maturity and except as may otherwise be provided in or pursuant to such Board Resolution or in any such indenture supplemental hereto. The applicable Board Resolution or the applicable supplemental indenture may provide that Securities of any particular series may be issued at various times, with different Maturities and redemption and repayment provisions (if any) and bearing interest at different rates, but shall for all purposes under this Indenture, including, but not limited to, voting and Events of Default, be treated as Securities of a single series.

Section 302.  Denominations.

                 In the absence of any specification as contemplated in Section 301 with respect to the Securities of any series, any Securities of a series shall be issuable in denominations of U.S. $1,000 (or, if such Securities are denominated in a currency other than United States dollars or in a composite currency, 1,000 units of such other currency or composite currency) and any integral multiple thereof. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company who execute such Securities may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

Section 303.  Execution, Authentication, Delivery
              and Dating of Securities.

                 The Securities shall be signed on behalf of the Company by its Chairman of the Board of Directors, its Vice Chairman of the Board of Directors, its President or any of its Vice Presidents, under its corporate seal which may, but need not, be attested by its Secretary or any of its Assistant Secretaries. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

                 In case any officer of the Company who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Company; and any Security may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

                 At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee, in accordance with the Company Order, shall thereupon authenticate and deliver such Securities without any further action by the Company. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities the Trustee shall be entitled to receive, and (subject to the requirements of the Trust Indenture
Act) shall be fully protected in relying upon:

                 (1) a copy of any Board Resolution or Board Resolutions relating to such series;

                 (2) an executed supplemental indenture, if any, relating thereto;

                 (3) an Officers' Certificate setting forth the form and terms of the Securities as required pursuant to Sections 201 and 301, respectively, and prepared in accordance with the requirements of the Trust Indenture Act and Section 103; or

                 (4) an Opinion of Counsel, prepared in accordance with the requirements of the Trust Indenture Act and Section 103, which shall state that:

                          (a)  if the form of such Securities has been
                 established by or pursuant to a Board Resolution as permitted by Section 201, such form has been established in conformity with the provisions of this Indenture;

                          (b)  the terms of such Securities have been
                 established by or pursuant to a Board Resolution as permitted by Section 301 in conformity with the provisions of this Indenture; and

                          (c)  such Securities, when authenticated and
                 delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights generally and to general principles of equity.

                 The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Company or if the Trustee in good faith by its board of directors or board of trustees, executive committee or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                 The Trustee shall not be required to authenticate Securities denominated in a coin or currency other than that of the United States of America if the Trustee reasonably determines that such Securities impose duties or obligations on the Trustee which the Trustee is not able or reasonably willing to accept; provided, however, that the Trustee, upon the request of the Company, will resign as Trustee with respect to Securities of any series as to which such a determination is made, prior to the issuance of such Securities, and will comply with the request of the Company to execute and deliver a supplemental indenture appointing a successor Trustee pursuant to Section 901.

                 Notwithstanding the provisions of Section 301 and this Section 303, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate, Opinion of Counsel and Company Order otherwise required pursuant to this Section 303 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

                 Each Security shall be dated the date of its authentication, shall bear interest, if any, from the date, and shall be payable on the dates, in each case, which shall be specified as contemplated in Section 301.

                 Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304.  Temporary Securities.

                 Pending the preparation of definitive Securities for any series, the Company may execute, and upon a Company Order the Trustee shall authenticate and deliver, temporary Securities for such series printed, lithographed, typewritten or otherwise produced. Temporary Securities of any series shall be issuable, with or without coupons, in any authorized denomination, and substantially of the tenor or form of the definitive Securities of such series in lieu of which they are issued but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate.
Every temporary Security shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities in lieu of which they are issued. Without unreasonable delay the Company shall execute and shall furnish definitive Securities of such series and thereupon temporary Securities of such series may be surrendered (together with any unmatured Coupons) in exchange therefor without charge at each office or agency to be maintained by the Company for that purpose pursuant to Section 1002, and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series a like aggregate principal amount of definitive Securities of the same series of authorized denominations having the same interest rate, Maturity and redemption and repayment provisions and bearing interest from the same date as such temporary Securities; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided further that no definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security unless the Trustee shall have received from the Person entitled to receive the definitive Bearer Security a certificate substantially in the form approved in the Board Resolutions relating thereto and such delivery shall occur only outside the United States of America. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of the same series authenticated and delivered hereunder.

Section 305.     Registration, Registration of Transfer and Exchange.

                 The Company will keep, either at the office or agency designated and maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in accordance with the provisions of Section 1002, or at any of such other offices or agencies as may be designated and maintained in accordance with the provisions of Section 1002, a register or registers in which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Registered Securities of a series. Each such register is sometimes herein referred to as a "Security Register". Each Security Register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all normal business hours such Security Register shall be open for inspection by the Trustee and any Security Registrar other than the Trustee.

                 Upon surrender for registration of transfer of any Security of any series at any such office or agency to be maintained for the purpose as provided in Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series and of like tenor in any authorized denomination for a like aggregate principal amount and having the same interest rate, Maturity, repayment and redemption provisions.

                 Bearer Securities (except for any temporary global Bearer Securities) or any Coupons appertaining thereto (except for Coupons attached to any temporary global Bearer Security) shall be transferable by delivery.

                 At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series and of like tenor in other authorized denominations, in an equal aggregate principal amount and having the same interest rate, Maturity, repayment and redemption provisions. Registered Securities of any series to be exchanged shall be surrendered at any office or agency to be maintained by the Company for the purpose as provided in Section 1002, and the Company shall execute, and the Trustee shall authenticate and deliver, in exchange therefor the Registered Securities of the same series and having the same interest rate and Maturity which the Holder making the exchange shall be entitled to receive, bearing numbers or other distinguishing symbols not contemporaneously outstanding. Each Person designated by the Company pursuant to the provisions of Section 1002 as a Person authorized to register and register transfer of the Registered Security is sometimes herein referred to as a "Security Registrar".

                 Unless otherwise specified as contemplated in Section 301, at the option of the Holder, Bearer Securities of such series may be exchanged for Registered Securities (if the Securities of such series are issuable in registered form) or Bearer Securities (if Bearer Securities of such series are issuable in more than one denomination and such exchanges are permitted by such series) of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured Coupons and all matured Coupons in default. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or matured Coupon in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing Coupon, or the surrender of such missing Coupon may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States of America. Notwithstanding the foregoing, in case any Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series after the close of business at such office or agency on (i) any Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such Coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date of payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon, when due in accordance with the provisions of this Indenture.

                 The Company will at all times designate one Person (who may be the Company and who need not be a Security Registrar) to act as repository of a master list of names and addresses of the Holders of the Registered Securities. The Corporate Trust Office of the Trustee shall act as such repository unless and until some other Person is, by written notice from the Company to such office or agency and each Security Registrar, designated by the Company to act as such. The Company shall cause each Security Registrar to furnish to such repository, on a current basis, such information as to all registrations of transfer and exchanges effected by such Security Registrar, as may be necessary to enable such repository to maintain the master list of Registered Holders on as current a basis as is practicable.

                 No Person shall at any time be designated as or act as a Security Registrar unless such Person is at such time empowered under applicable law to act as such and duly registered to act as such under and to the extent required by applicable law and regulations.

                 Every Registered Security presented for registration of transfer, exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer or exchange in form satisfactory to the Company and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.

                 The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any registration of transfer. No service charge shall be made for any such transaction.

                 The Company shall not be required (1) to exchange or register a transfer of any Securities of any series for a period of 15 days next preceding the selection of Securities of that series to be redeemed, (2) to exchange or register a transfer of any Registered Securities selected, called or being called for redemption or surrendered for repayment in whole or in part except, in the case of any Security to be redeemed or repaid in part, the portion thereof not so to be redeemed or repaid, or (3) to exchange any Bearer Security so selected for redemption, except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor; provided, however, that such Registered Security shall be simultaneously surrendered for redemption.

                 Notwithstanding the foregoing and except as otherwise specified or contemplated in Section 301, no Global Security shall be exchangeable pursuant to this Section 305 or Sections 304, 906, and 1107 for the Securities of, and no transfer of a Global Security of any series may be registered to, any Person other than the Depositary for such Security or its nominee unless (1) such Depositary (A) notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (2) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so exchangeable and the transfer thereof so registerable, or (3) there shall have occurred and be continuing an Event of Default, or an event which after notice or lapse of time would be an Event of Default, with respect to the Securities evidenced by such Global Security. Upon the occurrence in respect of any Global Security of any series of any one or more of the conditions specified in clauses (1), (2) or
(3) of the preceding sentence or such other conditions as may be specified as contemplated in Section 301 for such series, such as that the Securities of such series may be exchanged for Bearer Securities, such Global Security may be exchanged for Registered Securities in the names of, and the transfer of such Global Security may be registered to, such Persons (including Persons other than the Depositary with respect to such series and its nominees), as such Depositary shall direct. Notwithstanding any other provision of this Indenture, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security shall also be a Global Security and shall bear the legend specified in Section 203 except for any Security authenticated and delivered in exchange for, or upon registration of transfer of, a Global Security pursuant to the preceding sentence.

Section 306.  Mutilated, Defaced, Destroyed, Lost
              and Stolen Securities.

                 In case any temporary or definitive Security or Coupon shall become mutilated or defaced or be destroyed, lost or stolen, in the absence of notice to the Company or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Company may in its discretion execute, and the Trustee shall authenticate and deliver, a new Registered Security, if such surrendered Security was a Registered Security, or a new Bearer Security with Coupons corresponding to the Coupons appertaining to the surrendered Security, if such surrendered Security was a Bearer Security, which shall be of the same series and of like tenor and aggregate principal amount, bearing a number or other distinguishing symbol not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Company and to the Trustee (and any agent of the Company or Trustee, if requested by the Company) such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security, or of such Coupon appurtenant thereto, and of the ownership thereof.

                 Upon the issuance of any substitute Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                 In case any Security that has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Company in its discretion may instead of issuing a sub-stitute Security pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Company and to the Trustee (and any agent of the Company or Trustee, if requested by the Company) such security or indemnity as any of them may require to indemnify and defend and to save each of them harmless, and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

                 Every substituted Security (and every appurtenant Coupon, if any) of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

Section 307.     Payment of Interest; Interest
                 Rights Preserved.

                 Except as otherwise specified for a particular series pursuant to Section 301, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered in the Security Register at the close of business on the Record Date for such interest either (i) by check mailed to the address of such Person as referenced in the Security Register or (ii) by wire transfer to an account designated by such Person pursuant to an arrangement that is satisfactory to the Company and the Trustee. Unless otherwise provided pursuant to Section 301, the Company shall pay to the Trustee or the Paying Agent the aggregate amount of interest in immediately available funds by 10:00 A.M. New York City time on the Interest Payment Date. The Trustee shall not be held responsible or liable for any loss resulting from a failure of the federal funds wire system or any other occurrence beyond its control in connection with wire transfers made pursuant to this Section 307.

                 Except as otherwise specified for a particular series pursuant to Section 301, (i) interest on any Bearer Securities shall be paid only against presentation and surrender of the Coupons for such interest installments as are evidenced thereby as they mature and (ii) the accreted amount, if any, with respect to Bearer Securities which constitute Original Issue Discount Securities shall be paid only against presentation and surrender of such Securities; in either case at the office of a Paying Agent located outside the United States of America, unless the Company shall have otherwise instructed the Trustee in writing, provided that the Company furnishes the Trustee with an Opinion of Counsel stating that any such instruction for payment in the United States of America does not cause any Bearer Security to be treated as a "registration-required obligation" under United States laws and regulations. The interest on any temporary Bearer Security shall be paid, as to any installment of interest evidenced by a Coupon attached thereto, only upon presentation and surrender of such Coupon and, as to other installments of interest, only upon presentation of such Security for notation thereon of the payment of such interest. If at the time a payment of principal of or interest on a Bearer Security or Coupon shall become due, the payment of the full amount so payable at the office or offices of all the Paying Agents outside the United States is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the payment of such amount in United States dollars, then the Company may instruct the Trustee in writing to make such payments at a Paying Agent located in the United States of America, provided that the Company furnishes the Trustee with an Opinion of Counsel stating that provision for such payment in the United States of America would not cause such Bearer Security to be treated as a "registration-required obligation" under United States laws and regulations.

                 Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                 (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respec-tive Predecessor Securities) are registered at the close of business on a special record date ("Special Record Date") for the payment of such Defaulted Interest which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at its address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                 (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                 Subject to the foregoing provisions of this Section 307, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308.  Persons Deemed Owners.

                 The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the Person in whose name any Registered Security shall be registered in the Security Register for such series as the absolute owner of such Registered Security (whether or not such Registered Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, any premium or interest on, such Registered Security and for all other purposes; and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

                 The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any Coupon as the absolute owner of such Bearer Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or Coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                 All payments so made to any such Person or bearer, or upon his order, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

Section 309.  Cancellation.

                 All Securities and Coupons surrendered for the purpose of payment, redemption, conversion, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Company, any Security Registrar, any Paying Agent or any other agent of the Company or any agent of the Trustee, shall be delivered to the Trustee and promptly canceled by it or, if surrendered to the Trustee, shall be promptly canceled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy canceled Securities and Coupons held by it and, in the case of canceled Securities, deliver a certificate of destruction to the Company. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

Section 310.  Computation of Interest.

                 Except as otherwise specified as contemplated in Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311.  Securities Denominated in Foreign Currencies.

                 For the purposes of calculating the principal amount of Securities of any series denominated in a Specified Currency for any purpose under this Indenture, the principal amount of such Securities at any time Outstanding shall be deemed to be that amount of United States dollars that could be obtained for such principal amount on the basis of a spot rate of exchange specified to the Trustee by the Company in an Officers' Certificate for such Specified Currency into United States dollars as of the date of any such calculation.

Section 312.  Compliance with Certain Laws and Regulations.

                 If any Bearer Securities are to be issued in any series of Securities, the Company will use reasonable efforts to provide for arrangements and procedures designed pursuant to then applicable laws and regulations, if any, to ensure that Bearer Securities are sold or resold, exchanged, transferred and paid only in compliance with such laws and regulations and without adverse consequences to the Company or the Trustee.


                                  ARTICLE FOUR

                           Satisfaction and Discharge

Section 401.  Satisfaction and Discharge of Indenture.

                 This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of conversion or registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                 (1)  either

                 (A) all Securities theretofore authenticated and delivered and all Coupons appertaining thereto (other than (i) Securities and Coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (ii) Securities and Coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003, (iii) Coupons appertaining to Bearer Securities surrendered in exchange for Registered Securities and maturing after such exchange, surrender of which is not required or has been waived as provided in Section 305, and (iv) Coupons appertaining to Bearer Securities called for redemption and maturing after the relevant Redemption Date, surrender of which has been waived as provided in Section 1106) have been delivered to the Trustee for cancellation; or

                 (B) all such Securities, and, in the case of (i) and (ii) below, any Coupons appertaining thereto, not theretofore delivered to the Trustee for cancellation

                          (i)  have become due and payable, or

                          (ii) will become due and payable at their Stated Maturity within one year, or

                          (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                 (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                 (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                 Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section 401, the obligations of the Trustee under Sections 305, 306, 402 and 1002 and the last paragraph of Section 1003 shall survive.

Section 402.  Application of Trust Money.

                 Subject to provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) or Depositary as the Trustee may determine, to the Holders of the particular Securities of such series for the payment or redemption of which such money has been deposited with the Trustee, of all sums due and to become due thereon for principal and any premium and interest.


                                  ARTICLE FIVE

                                    Remedies

Section 501.  Events of Default.

                 "Event of Default", with respect to Securities of a particular series wherever used herein, means any one of the following events and such other events as may be established with respect to the Securities of such series as contemplated in Section 301, continued for the period of time, if any, and after the giving of notice, if any, designated in this Indenture or as may be established with respect to such Securities as contemplated in Section 301, as the case may be, unless such event is either inapplicable or is specifically deleted or modified in, or pursuant to, the applicable Board Resolution or in the supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated in Section 301:

                 (1) default in the payment of the principal of, or any premium on, any of the Securities of such series as and when the same shall become due and payable either at Stated Maturity, upon redemption, by declaration or otherwise; or

                 (2) default in the payment of any installment of interest, if any, upon any of the Securities of such series as and when it shall become due and payable, and continuance of such default for a period of 30 days; or

                 (3) default in the payment of any sinking fund payment, when and as due and payable by the terms of the Securities of such series; or

                 (4) default in the performance, or breach, of any covenant or agreement of the Company in this Indenture or the Securities of such series (other than a covenant or agreement a default in the performance of which or a breach of which is elsewhere in this Section 501 specifically dealt with or which has expressly been included in this Indenture and designated as being solely for the benefit of series of Securities other than such series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                 (5) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed in excess of $25,000,000 of the Company or any Significant Subsidiary (including a default with respect to Securities of any series other than such series) or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any such indebtedness for money borrowed by the Company or any Significant Subsidiary (including this Indenture), whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such involuntary acceleration having been rescinded or annulled within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of such series a written notice specifying such default and requiring the Company to cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder;provided, however, that, if such default shall be remedied or cured by the Company or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without any action on the part of the Trustee or any of the Holders; or

                 (6) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for all or substantially all of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

                 (7) the Company shall commence a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for all or substantially all of its property, or make any general assignment for the benefit of creditors; or

                 (8) any other Event of Default provided with respect to Securities of such series.

Section 502.  Acceleration of Maturity; Rescission
              and Annulment.

                 If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series, by notice in writing to the Company (and to the Trustee if given by Holders), may declare the entire principal amount (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal as may be specified in the terms of such series) of all of the Securities of such series and any premium and interest accrued thereon to be due and payable immediately, and upon any such declaration such principal amount (or specified amount) and any premium and interest accrued thereon shall become immediately due and payable.

                 The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series shall have been so declared due and payable, and before any judgment or decree for the payment of money due shall have been obtained or entered as hereinafter provided,

                 (1) the Company shall pay or shall deposit with the Trustee a sum sufficient to pay the premium and all matured installments of interest, if any, upon all the Securities of such series and the principal of any and all Securities of such series which shall have become due otherwise than by such declaration of acceleration (with premium and interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue premium and installments of interest, if any, at the Overdue Rate applicable to such series to the date of such payment or deposit), and all amounts payable to the Trustee pursuant to Section 607, and

                 (2) all Events of Default under the Indenture with respect to such series of Securities other than the nonpayment of the principal of such Securities which shall have become due by such declaration of acceleration, shall have been cured, waived or otherwise remedied as provided in Section 513 or provision shall have been made therefor to the satisfaction of the Trustee, then and in every such case the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of such series, by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences with respect to such series, but no such rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

                 For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

Section 503.  Collection of Indebtedness and Suits for
              Enforcement by Trustee.

                 The Company covenants that if

                 (1) default is made in the payment of any installment of interest on any of the Securities of any series as and when such interest becomes due and payable, and such default continues for a period of 30 days, or

                 (2) a default is made in the payment of the principal of, and any premium on, any of the Securities of any series as and when the same becomes due and payable, whether upon Stated Maturity of the Securities of such series or upon redemption or by declaration or otherwise, or

                 (3) default is made in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due by the terms of the Securities of any series,

then the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount then due and payable on all Securities of such series for principal and any premium and interest as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue premium and installments of interest, if any, at the Overdue Rate applicable to Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and any further amounts payable to the Trustee pursuant to Section 607.

                 Until such demand is made by the Trustee, the Company may pay the principal of and any premium and interest on the Securities of any series to the registered Holders, whether or not the principal of and any premium and interest on the Securities of such series be overdue.

                 In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon such Securities and collect in the manner provided by law out of the property of the Company or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

                 If an Event of Default with respect to Securities of any Series has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Section 504.  Trustee May File Proofs of Claim.

                 In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor upon the Securities of any series under Title 11 of the United States Code or any other similar applicable Federal or State law, or in case a receiver, trustee in bankruptcy or similar official shall have been appointed for the property of the Company or such other obligor, or in case of any other similar judicial proceedings relative to the Company or other obligor upon the Securities of any series, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                 (1) to file and prove a claim or claims for the whole amount of principal (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be due and payable with respect to such series pursuant to a declaration in accordance with Section 502) and any premium and interest owing and unpaid in respect of the Securities of any series, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for any amounts payable to the Trustee pursuant to Section 607) and of the Holders allowed in any judicial proceedings relating to the Company or other obligor upon the Securities of any series, or to the creditors or property of the Company or such other obligor;

                 (2) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or of a person performing similar functions in comparable proceedings; and

                 (3) to collect and receive any money or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Holders and of the Trustee on their behalf (after deduction of costs and expenses of collection, and any further amounts payable to the Trustee pursuant to
         Section 607 and incurred by it); and any trustee in bankruptcy, receiver or other similar official is hereby authorized by each of the Holders to make payments to the Trustee and, in the event that the Trustee shall consent to the making of payments directly to the Holders, to pay to the Trustee costs and expenses of collection and any further amounts payable to the Trustee pursuant to Section 607 and incurred by it.

                 No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan or reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding, except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

Section 505. Trustee May Enforce Claims Without Possession of Securities.

                 All rights of action and claims under this Indenture, or under the Securities of any series, may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506.  Application of Moneys Collected by Trustee.

                 Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in the case of distribution of such money on account of principal or any premium or interest, upon presentation of the Securities or Coupons in respect of which money has been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities in reduced principal amounts in exchange for the presented Securities of like series and tenor if only partially paid, or upon surrender thereof if fully paid:

                 FIRST:  To the payment of amounts due to the Trustee under
         Section 607;
                 SECOND: In case the principal of the Outstanding Securities in respect of which money has been collected shall not have become and be then due and payable, to the payment of interest, if any, on the Securities in default in the order of the Maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee and to the extent permitted by applicable law) upon the overdue installments of interest at the Overdue Rate applicable to such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference; provided, however, that such payments shall be made subject to the provisions of Article Fifteen hereunder, if applicable;
                 THIRD: In case the principal of the Outstanding Securities in respect of which money has been collected shall have become and shall be then due and payable by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon such Securities for principal and, any premium and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee and to the extent permitted by applicable law) upon overdue premium and installments of interest, if any, at the Overdue Rate applicable to such Securities; and in case such money shall be insufficient to pay in full the whole amount so due and unpaid upon such Securities, then to the payment of such principal and any premium and interest, without preference or priority of principal over premium and interest, if any, or of interest, if any, over principal and premium, if any, or of premium, if any, over principal and interest, if any, or of any installment of interest, if any, over any other installment of interest, if any, or of any Security over any other Security, ratably to the aggregate of such principal and accrued and unpaid premium and interest, if any; provided, however, that such payments shall be made subject to the provisions of Article Fifteen hereunder, if applicable; and
                 FOURTH: To the payment of the remainder, if any, to the Company.

Section 507.  Limitation on Suits.

                 No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee in bankruptcy, receiver or other similar official or for any other remedy hereunder, unless

                 (1) such Holder has previously given written notice to the Trustee of default with respect to Securities of such series and of the continuance thereof, as hereinbefore provided;

                 (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute such action, suit or proceedings in its own name as Trustee hereunder;

                 (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                 (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has neglected or refused to institute any such action, suit or proceeding; and

                 (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period pursuant to
         Section 512;

it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of any Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities, or to obtain or to seek to obtain priority or preference over any other Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities.
For the protection and enforcement of the provisions of this Section, each Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 508.  Unconditional Right of Holders to Receive
              Principal, Premium and Interest.

                 Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509.  Restoration of Rights and Remedies.

                 In case the Trustee or any Holder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Holders shall continue as though no such proceedings had been taken.

Section 510.  Rights and Remedies Cumulative.

                 Except as provided in Section 507 and except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.  Delay or Omission Not Waiver.

                 No delay or omission of the Trustee or of any Holder to exercise any right, power or remedy accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or an acquiescence therein. Subject to Section 507, every power and remedy given by this Indenture or by law to the Trustee or to the Holders of any or all series, as the case may be, may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of such series or all series, as the case may be.

Section 512.  Control by Holders.

                 The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee by this Indenture with respect to Securities of such series; provided, however, that

                 (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                 (2) the Trustee (subject to the requirements of the Trust Indenture Act) shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or be unduly prejudicial to the Holders not joining therein.

                 Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Holders.

Section 513.  Waiver of Past Defaults.

                 Prior to the declaration of the acceleration of the Maturity of the Securities of any particular series, the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default or Event of Default with respect to such series and its consequences, except a default not theretofore cured

                 (1) in the payment of the principal of or any premium or interest on any Security of such series, or

                 (2) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected as provided in Section 902.

                 In the case of any such waiver, the Company, the Trustee and the Holders of the Securities of each series affected shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                 Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514.  Undertaking for Costs.

                 In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, however, that neither this Section 514 nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

Section 515.  Waiver of Stay or Extension Laws.

                 The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  The Trustee

Section 601.  Certain Duties and Responsibilities.

                 (a) Except during the continuance of an Event of Default with respect to any series of Securities,

                          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Securities of such series, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                          (2) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                 (b) In case an Event of Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise with respect to the Securities of such series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                 (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it

                 (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602.  Notice of Defaults.

                 The Trustee shall transmit notices of default to the Holders in accordance with section 315(b) and related provisions of the Trust Indenture Act. For the purpose of this Section 602, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 603.  Certain Rights of the Trustee.

                 Subject to the requirements of the Trust Indenture Act:

                 (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Company Order or Company Request (unless other evidence in respect thereof be herein specifically prescribed) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                 (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                 (d) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon;

                 (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request, order or direction;

                 (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series affected; but the Trustee, in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                 (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder; and

                 (h) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture.

Section 604.  Not Responsible for Recitals
              or Issuance of Securities.

                 The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities, provided that the Trustee shall not be relieved of its duty to authenticate Securities only as authorized by this Indenture. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of any of the Securities or the proceeds thereof.

Section 605.  May Hold Securities.

                 The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent and, subject to the requirements of the Trust Indenture Act, may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606.  Money Held in Trust.

                 Subject to the provisions of Section 1003, all money received by the Trustee or any Paying Agent, all money and Government Obligations deposited with the Trustee pursuant to Section 1302 or Section 1303 and all money received by the Trustee in respect of Government Obligations deposited with the Trustee pursuant to Section l302 or Section 1303, shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed by the Company. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such money shall be paid from time to time in accordance with a Company Order.

Section 607.  Compensation and Reimbursement.

                 The Company covenants and agrees

                 (1) to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                 (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                 (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability, or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                 The obligations of the Company under this Section 607 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities.

                 When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(6) or (7), the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law.

Section 608.  Right to Rely on Officers' Certificate.

                 Subject to the requirements of the Trust Indenture Act, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

Section 609.  Eligibility.

                 The Trustee for each series of Securities hereunder shall at all times be a Person organized and doing business under the laws of the United States of America or of any State or the District of Columbia, having a combined capital and surplus of at least $50,000,000, and eligible under the provisions of the Trust Indenture Act. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person at any time shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in this Article.

Section 610.  Resignation and Removal;
              Appointment of Successor.

                 (a) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor Trustee with respect to such series pursuant to any of the provisions of this Section 610 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 611.

                 (b) The Trustee may resign at any time with respect to one or more or all series of Securities by giving 90 days written notice of resignation to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Holder who has been a bona fide Holder of a Security of the applicable series for at least six months may, subject to the requirements of the Trust Indenture Act, on behalf of itself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

                 (c) The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series may at any time remove the Trustee with respect to Securities of such series and appoint a successor Trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor Trustee so appointed and to the Company the evidence provided for in Section 104 of the action in that regard taken by the Holders.

                 (d)  In case at any time any of the following shall occur:

                 (1) the Trustee shall cease to be eligible in accordance with the provisions of Section 609 with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any such Holder; or

                 (2) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Company may remove the Trustee with respect to the applicable series of Securities (or all series, if required) and appoint a successor Trustee for such series by written instrument, in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, or
(ii) subject to the requirements of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security of such series for at least six months may on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee with respect to such series.

                 (e) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Securities, or if a vacancy shall occur in the office of the Trustee with respect to any series of Securities for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee for that series of Securities. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee with respect to such series of Securities shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such series and supersede the successor Trustee appointed by the Company with respect to such series. If no successor Trustee with respect to such series shall have been so appointed by the Company or the Holders of such series and accepted appointment in the manner hereinafter provided, subject to Section 514, any Holder who has been a bona fide Holder of a Security of that series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

Section 611.  Acceptance of Appointment by Successor.

                 Any successor Trustee appointed as provided in Section 610 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee with respect to all or any applicable series shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor Trustee hereunder, with like effect as if originally named as Trustee for such series hereunder; but, nevertheless, on the written request of the Company or of the successor Trustee, upon payment (or due provision therefor) of any amounts then due it pursuant to Section 607, the predecessor Trustee ceasing to act shall, subject to Section 1003, pay over to the successor Trustee all money at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor Trustee all such rights, powers, duties and obligations. Upon request of any such successor Trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of Section 607.

                 If a successor Trustee is appointed with respect to the Securities of one or more (but not all) series, the Company, the predecessor Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

                 No successor Trustee with respect to any series of Securities shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall, with respect to such series, be qualified under the requirements of the Trust Indenture Act and eligible under the provisions of Section 609.

                 Upon acceptance of appointment by any successor Trustee as provided in this Section 611, the Company shall give notice thereof to the Holders of Securities of any series for which such successor Trustee is acting as Trustee in the manner provided for notices to the Holders of Securities in
Section 106. If the Company fails to give such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Company.

Section 612.  Merger, Conversion, Consolidation
              or Succession to Business.

                 Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be qualified under the requirements of the Trust Indenture Act and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                 In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee by merger, conversion or consolidation may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of such successor to the Trustee or, if such successor to the Trustee is a successor by merger, conversion or consolidation, in the name of any predecessor hereunder; provided, however, that such successor shall use the predecessor's name only in such circumstances set forth in this Section and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have.

Section 613.  Preferential Collection of Claims
              Against Company.

                 If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


Section 614.  Appointment of Authenticating Agent.

                 The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities or such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an

Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section 614, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 614, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 614.

                 Any Person into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Person succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such Person shall be otherwise eligible under this Section 614, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                 An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 614, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner set forth in Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 614.

                 The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 614, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

                 If an appointment with respect to one or more series is made pursuant to this Section 614, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                 This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.


                                                   ----------------------------,
                                                   As Trustee


                                                   By
                                                     --------------------------,
                                                     As Authenticating Agent


                                                   By
                                                     --------------------------,
                                                     Authorized Officer


                                 ARTICLE SEVEN

                Holders' List and Reports by Trustee and Company

Section 701.  Company to Furnish Trustee
              Names and Addresses of Holders.

                 The Company will furnish or cause to be furnished to the
Trustee:

                 (a) semi-annually, not later than 15 days after each Record Date for the Securities of any series (and on dates as specified as contemplated in Section 301 for any series of Original Issue Discount Securities which by their terms bear interest only after Maturity), a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of the Securities of such series as of each such Record Date (and as of dates as specified as contemplated in Section 301 of this Indenture), and

                 (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the

         Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar for Securities of a series, no such list need be furnished with respect to such series of Securities.

Section 702.  Preservation of Information;
              Communications to Holders.

                 (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Registered Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                 (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

                 (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 703.  Reports by Trustee.

                 (a) The Trustee shall transmit to the Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                 (b) A copy of each such report shall, at the time of such transmission to the Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

Section 704.  Reports by Company.

                 The Company shall file with the Trustee and the Commission, and transmit to the Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Trust Indenture Act.


                                 ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

Section 801.  Company May Consolidate, Etc., Only
              on Certain Terms.

                 Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of all or substantially all the property or assets of the Company, to any other Person (whether or not affiliated with the Company) authorized to acquire and operate the same; provided, however, and the Company hereby covenants and agrees, that upon any such consolidation, merger, transfer, conveyance or lease:

                 (1) the due and punctual payment of the principal of and any premium and interest on all of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the Person (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the Person which shall have acquired or leased such property or assets and such person shall be organized and existing under the laws of the United States of America or of any State or the District of Columbia;

                 (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;provided, however, that a transaction will be deemed to be in violation of this clause (2) only with respect to those series of Securities whereby such Event of Default or such event shall have occurred and be continuing; and

                 (3) the Trustee, subject to the requirements of the Trust Indenture Act and Section 603, shall receive an Opinion of Counsel and Officers' Certificate to the effect that such consolidation, merger, conveyance, transfer or lease and any such assumption complies with the provisions of this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.


Section 802.  Successor Substituted.

                 Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of all or substantially all the property or assets of the Company in accordance with
Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                 In case of any such consolidation, merger, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.


                                  ARTICLE NINE

                            Supplemental Indentures

Section 901.  Supplemental Indentures Without
              Consent of Holders.

                 Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                 (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Securities; or

                 (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Secur-ities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                 (3) to add any additional Events of Default and to provide with respect thereto for any particular periods of grace after default (which may be shorter or longer than that allowed in the case of other defaults) or for immediate enforcement upon such default or for any limitation of the remedies available to the Trustee upon such default; or

                 (4) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities; provided, however, that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

                 (5) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets; or

                 (6) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

                 (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

                 (8) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to change or eliminate any provision or to make any other provisions with respect to matters or questions arising under this Indenture or under any supplemental indenture as the Company may deem necessary or desirable;provided, however, that such action shall not adversely affect the interests of the Holders of the Outstanding Securities of any series.

                 Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the Holders of the Outstanding Securities of any Series, notwithstanding any of the provisions of Section 902.

Section 902.  Supplemental Indentures with
              Consent of Holders.

                 With the consent of the Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture (each such series voting as a single class), by act of such Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights and obligations of the Company and the rights of the Holders of the Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                 (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof, or reduce any premium thereof or change the time of payment of any premium thereon, or reduce the rate or change the time of payment of interest thereon, if any, or reduce any amount payable on redemption or reduce the Overdue Rate thereof or make the principal thereof or any premium or interest thereon, payable at any place of payment or in any coin or currency other than as provided in the Security or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504, or impair, if the Securities provide therefor, any right of repayment at the option of the Holder, or impair the right to institute a suit for the enforcement of any payment on or with respect to any Security pursuant to Section 507;

                 (2) reduce the aforesaid percentage of Outstanding Securities the consent of the Holders of which is required for any such supplemental indenture; or

                 (3) alter or impair the right of any Holder to convert Securities of any series, the terms of which provide for conversion, at the rate and upon the terms provided in the Indenture.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series. The preceding sentence shall not, however, raise any inference as to whether or not a particular series is affected by any supplemental indenture not referred to in such sentence.

                 It shall not be necessary for the consent of the Holders under this Section 902 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                 Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section 902, the Company shall give notice thereof to the Holders of Securities of each series affected thereby in the manner provided for notices to the Holders of Securities in Section 106, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 903.  Execution of Supplemental Indentures.

                 In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904.  Effect of Supplemental Indentures.

                 Upon the execution of any supplemental indenture under this Article, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and any such supplemental indenture shall form a part of this Indenture for all purposes and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905.  Conformity with Trust Indenture Act.

                 Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as in effect at the date such supplemental indenture is executed.

Section 906.  Reference in Securities to
              Supplemental Indentures.

                 Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture. If the Company or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company, authenticated and delivered by the Trustee in exchange for the Outstanding Securities of such series.


                                  ARTICLE TEN

                                   Covenants

Section 1001.  Payment of Principal, Premium and Interest.

                 The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, and any premium and interest on, the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 1002.  Maintenance of Office or Agency.

                 The Company will designate and maintain in the Borough of Manhattan, The City of New York, for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Securities of each series that is convertible may be presented for conversion. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                 The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003.  Money for Securities Payments to
               Be Held in Trust.

                 If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or any premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                 Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of and any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal and any premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                 The Company will cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying

Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

                 (1) hold all sums held by it for the payment of the principal of and any premium or interest on the Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                 (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of the principal of or any premium or interest on the Securities of that series; and

                 (3) at any time during the continuance of any such default referred to in clause (2) above, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                 The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                 Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and any premium or interest on any Security of any series and remaining unclaimed for two years after such principal and any premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in The City of New York or other place of payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004.  Limitation on Liens.

                 The Company will not itself, and will not permit any Subsidiary to, incur, issue, assume or guarantee any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (notes, bonds, debentures or other similar evidences of indebtedness for money borrowed being hereinafter in this Article called "Debt"), secured after the date hereof by pledge of, or mortgage or other lien on, any Principal Property of the Company or any Significant Subsidiary, or any shares of stock or Debt of any Significant Subsidiary (pledges, mortgages and other liens being hereinafter in this Article called "Mortgage" or "Mortgages"), without effectively providing that the Securities of all series (together with, if the Company shall so determine, any other Debt of the Company or such Significant Subsidiary then existing or thereafter created which is not subordinate to the Securities) shall be secured equally and ratably with (or, at the option of the Company, prior to) such secured Debt, so long as such secured Debt shall be so secured, unless after giving effect thereto, the aggregate principal amount of all such secured Debt then outstanding which would otherwise be prohibited, plus all Attributable Debt of the Company and its Significant Subsidiaries in respect of sale and leaseback transactions (as defined in Section 1005) occurring after the date hereof which would otherwise be prohibited by Section 1005 would not exceed 10% of Consolidated Net Tangible Assets; provided, however, that this
Section 1004 shall not apply to, and there shall be excluded from secured Debt in any computation under this Section 1004, Debt secured by:

                 (1) Mortgages on property of, or on any shares of stock or Debt of, any corporation existing at the time such corporation becomes a Significant Subsidiary;

                 (2) Mortgages in favor of the Company or any Significant Subsidiary;

                 (3) Mortgages in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute, or Mortgages for taxes, assessments or governmental charges or levies in each case (i) not then due and delinquent or (ii) the validity of which is being contested in good faith by appropriate proceedings, and materialmen's, mechanics', carriers', workmen's, repairmen's, landlord's or other like Mortgages, or deposits to obtain the release of such Mortgages;

                 (4) Mortgages on property, shares of stock or Debt existing at the time of acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price or construction cost thereof or to secure any Debt incurred prior to, at the time of, or within 180 days after, the acquisition of such property or shares or Debt or the completion of any such construction for the purpose of financing all or any part of the purchase price or construction cost thereof, provided that any such Mortgage shall only extend to the property acquired or constructed or property on which the acquired or constructed property is situated;

                 (5) Mortgages securing obligations issued by a State, territory or possession of the United States of America, or any political subdivision of any of the foregoing, to finance the acquisition or construction of property, and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includible in gross income of the holder by reason of Section 103(a) of the Internal Revenue Code (or any successor to such provision) as in effect at the time of the issuance of such obligations, including, without limitation, Debt related to the financing of pollution control or other equipment or facilities financed by State or local government units;

                 (6) Mortgages created in connection with a project financed, or assets acquired, with, and created to secure, indebtedness or lease payment obligations substantially related to (i) the acquisition of assets not currently owned by the Company or any of its Significant Subsidiaries or (ii) the financing of the construction or improvement of equipment, mines or facilities involving the development of properties of the Company or any of its Significant Subsidiaries, as to which the obligee with respect to such indebtedness or obligation has no recourse to the general corporate funds or the assets, in general, of the Company or any of its Significant Subsidiaries (such indebtedness or lease payment obligations being hereinafter in this Article called "Nonrecourse Obligations");

                 (7) Production payments or other related rights of others to the output of mines, refineries, smelters, concentrators or production facilities, including project financings, with respect to any property or assets acquired, constructed or improved by the Company or a Subsidiary with the proceeds of such project financings or Mortgages to secure payment of workmen's compensation or to secure performance in connection with tenders, leases of real property, bids or contracts or to secure (or in lieu of) surety or appeal bonds and Mortgages made in the ordinary course of business for similar purposes; and

                 (8) Any extension, renewal, refunding or replacement (or successive extensions, renewals, refundings or replacements), as a whole or in part, of any Mortgage referred to in the foregoing clauses
         (1) to (7), inclusive;provided, however, that (i) such extension, renewal, refunding or replacement Mortgage shall be limited to all or a part of the same property, shares of stock or Debt that secured the Mortgage extended, renewed, refunded or replaced (plus improvements on such property) and (ii) the Debt secured by such Mortgage at such time is not increased.

Section 1005.  Limitation on Sales and Leasebacks.

                 The Company will not itself, and will not permit any Significant Subsidiary to, enter into any arrangement with any bank, insurance company or other lender or investor (not including the Company or any Significant Subsidiary) or to which any such lender or investor is a party, providing for the leasing by the Company or any such Significant Subsidiary of any Principal Property which has been or is to be sold or transferred by the Company or such Significant Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor (herein referred to as a "sale and leaseback transaction") unless, after giving effect thereto, the aggregate amount of all Attributable Debt with respect to all such transactions occurring after the date hereof and existing at such time plus all secured Debt then outstanding of the Company and its Significant Subsidiaries incurred after the date hereof which would otherwise be prohibited by Section 1004 would not exceed 10% of Consolidated Net Tangible Assets. This covenant shall not apply to, and there shall be excluded from Attributable Debt in any computation under this Section 1005, Attributable Debt with respect to any sale and leaseback transaction if:

                 (1) the lease in such sale and leaseback transaction is for a period, including renewals, of not in excess of three years, or

                 (2) such sale and leaseback transaction is entered into prior to, at the time of, or within 180 days after the later of the acquisition of the Principal Property to which such sale and leaseback transaction relates or the completion of construction thereon, or

                 (3) the lease in such sale and leaseback transaction secures or relates to obligations issued by a State, territory or possession of the United States of America, or any political subdivision of any of the foregoing, to finance the acquisition or construction of property, and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includible in gross income of the holder by reason of Section 103(a) of the Internal Revenue Code (or any successor to such provision) as in effect at the time of the issuance of such obligations, including, without limitation, Debt related to the financing of pollution control or other equipment or facilities financed by State or local government units, or

                 (4) such sale and leaseback transaction is entered into between the Company and a Significant Subsidiary or between Significant Subsidiaries, or

                 (5) such sale and leaseback transaction is created in connection with a project financed, or assets acquired, with, and such obligation constitutes, a Nonrecourse Obligation, or

                 (6) the Company or a Significant Subsidiary, within 180 days after the sale or transfer shall have been made by the Company or by any such Significant Subsidiary, applies an amount not less than the greater of (i) the net proceeds of the sale of the Principal Property sold and leased back pursuant to such arrangement or (ii) the fair market value of the Principal Property so sold and leased back at the time of entering into such arrangement (as determined by any two of the following officers of the Company: the Chairman of the Board of Directors, the President, any Vice President, the Treasurer and the Controller) to (x) the purchase of property, facilities or equipment (other than the property, facilities or equipment involved in such sale) which will constitute Principal Property or (y) the retirement of Funded Debt of the Company or any Significant Subsidiary;provided, however, that the amount to be applied to the retirement of Funded Debt of the Company or any Significant Subsidiary shall be reduced by
         (i) the principal amount of any Funded Debt (including the Securities of any series) of the Company or any Significant Subsidiary (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be due and payable with respect to such series pursuant to a declaration in accordance with Section 502), delivered within 180 days after such sale to the Trustee or other applicable trustee for retirement and cancellation, and (ii) the principal amount of Funded Debt, other than any Funded Debt referred to in the immediately preceding clause (i) of this proviso, voluntarily retired by the Company or a Significant Subsidiary within 180 days after such sale; andprovided, further, that, notwithstanding the foregoing, no retirement referred to in this clause (y) may be effected by payment at Maturity or pursuant to any mandatory sinking fund payment or any mandatory redemption provision.

Section 1006.  Certificate of Compliance.

                 The Company shall deliver a certificate of compliance of the Company to the Trustee on or before April 30 of each year pursuant to section 314(a)(4) of the Trust Indenture Act.

Section 1007.  Waiver of Certain Covenants.

                 The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1004 and 1005 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of such series shall, by the act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                 ARTICLE ELEVEN

                            Redemption of Securities

Section 1101.  Applicability of Article.

                 Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated in Section 301 for Securities of any series) in accordance with this Article.

Section 1102.  Election to Redeem; Notice to Trustee.

                 The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of the redemption at the election of the Company of the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed at the Redemption Price and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

Section 1103.  Selection by Trustee of Securities
               to Be Redeemed.

                 If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

                 The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                 For the purpose of such selection in case of redemption of less than all of the Securities of any series, the Trustee and the Company shall have the option to treat as Outstanding Securities any Securities of such series which are surrendered for conversion after the fifteenth date immediately preceding the mailing of notice of such redemption and need not treat as Outstanding Securities any Securities authenticated and delivered during such period in exchange for the unconverted portion of any Securities converted in part during such period.

                 For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104.  Notice of Redemption.

                 Notice of redemption shall be given in the manner provided in
Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to each Holder of Securities to be redeemed.

                 All notices of redemption shall state:

                 (1)  the Redemption Date,

                 (2)  the Redemption Price,

                 (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

                 (4)  if applicable, the current conversion price or rate,

                 (5) if applicable, that the right of the Holder to convert Securities called for redemption shall terminate at the close of business on the Redemption Date (or such other day as may be specified as contemplated in Section 301 for Securities of any series),

                 (6) if applicable, that Holders who want to convert Securities called for redemption must satisfy the requirements for conversion contained in such Securities,

                 (7) that on the Redemption Date the Redemption Price will become due and payable upon each such

         Security to be redeemed and, if applicable, that, unless the Company defaults in making such redemption payment, interest thereon, if any, or in the case of Original Issue Discount Securities, the original issue discount, shall cease to accrue on and after such date,

                 (8) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

                 (9) that the redemption is for a sinking fund, if such is the case.

                 Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at Company Request, by the Trustee in the name and at the expense of the Company.

Section 1105.  Deposit of Redemption Price.

                 On or prior to 10:00 A.M. New York City time on any Redemption Date, the Company shall deposit in immediately available funds with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003 and as required by the Trust Indenture Act) an amount of money (in the currency or units of currency in which the Securities so called for redemption are denominated or an appropriate equivalent thereof) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date, other than any Securities called for redemption on such date which have been converted prior to the date of such deposit.

Section 1106.  Securities Payable on Redemption Date.

                 Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the right to convert such Securities or portions thereof, if the terms of such Securities provide for conversion pursuant to Section 301, shall terminate at the close of business on the Redemption Date or such other day as may be specified as contemplated in Section 301 for Securities of such series. On presentation and surrender of such Securities for redemption in accordance with such notice, such Securities shall be paid and redeemed by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated in Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

                 If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof so to be redeemed shall, until paid, bear interest from the Redemption Date at the Overdue Rate applicable to such Security and such Security shall remain convertible into Capital Stock until the principal of such Security shall have been paid. If any Security called for redemption pursuant to Section 1101 is converted pursuant to Article Fourteen, any monies deposited with the Trustee for the purpose of paying or redeeming any such Security shall be promptly paid to the Company.

Section 1107.  Securities Redeemed in Part.

                 Any Security which is to be redeemed only in part shall be surrendered at the place specified in the notice of redemption (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

Section 1108.    Rescission of Redemption.

                 In the event that this Section 1108 is specified to be applicable to a series of Securities pursuant to Section 301 and a Redemption Rescission Event shall occur following any day on which a notice of redemption shall have been given pursuant to Section 1104 hereof but at or prior to the time and date fixed for redemption as set forth in such notice of redemption, the Company may, at its sole option, at any time prior to the earlier of (i) the close of business on that day which is two Trading Days following such Redemption Rescission Event and (ii) the time and date fixed for redemption as set forth in such notice, rescind the redemption to which such notice of redemption shall have related by making a public announcement of such rescission

(the date on which such public announcement shall have been made being hereinafter referred to as the "Rescission Date"). The Company shall be deemed to have made such announcement if it shall issue a release to the Dow Jones News Service, Reuters Information Services or any successor news wire service. From and after the making of such announcement, the Company shall have no obligation to redeem Securities called for redemption pursuant to such notice of redemption or to pay the Redemption Price therefor and all rights of Holders of Securities shall be restored as if such notice of redemption had not been given. As promptly as practicable following the making of such announcement, the Company shall telephonically notify the Trustee and the Paying Agent of such rescission. The Company shall give notice of any such rescission by first-class mail, postage prepaid, mailed as promptly as practicable but in no event later than the close of business on that day which is five Trading Days following the Rescission Date to each Holder of Securities at the close of business on the Rescission Date, to any other Person that was a Holder of Securities and that shall have surrendered Securities for conversion following the giving of notice of the subsequently rescinded redemption and to the Trustee and the Paying Agent. Each notice of rescission shall (w) state that the redemption described in the notice of redemption has been rescinded, (x) state that any Converting Holder shall be entitled to rescind the conversion of Securities surrendered for conversion following the day on which notice of redemption was given but on or prior to the date of the mailing of the Company's notice of rescission, (y) be accompanied by a form prescribed by the Company to be used by any Converting Holder rescinding the conversion of Securities so surrendered for conversion (and instructions for the completion and delivery of such form, including instructions with respect to any payment that may be required to accompany such delivery) and (z) state that such form must be properly completed and received by the Company no later than the close of business on a date which shall be 15 Trading Days following the date of the mailing of such notice of rescission.


                                 ARTICLE TWELVE

                                 Sinking Funds

Section 1201.  Applicability of Article.

                 Securities of any series which are subject to a sinking fund for the retirement of Securities of a series shall be subject to such sinking fund in accordance with their terms and (except as otherwise specified as contemplated in Section 301 for Securities of such series) in accordance with this Article.

                 The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 1202.  Satisfaction of Sinking Fund
               Payments with Securities.

                 The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities and for any Securities which have been converted pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided, however, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203.  Redemption of Securities for Sinking Fund.

                 Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


                                ARTICLE THIRTEEN

                                   Defeasance

Section 1301. Applicability of Article; Company's Option to Effect Defeasance or Covenant Defeasance.

                 If pursuant to Section 301 provision is made for either or both of (1) defeasance of the Securities of a series under Section 1302 or (2) covenant defeasance of the Securities of a series under Section 1303, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article, shall be applicable to the Securities of such series, and the Company may at its option by or pursuant to a Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 1302 (if applicable) or Section 1303 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article.

Section 1302.  Defeasance and Discharge.

                 Upon the Company's exercise of the option provided in Section 1301 to have this Section 1302 applied to the Outstanding Securities of a defeasible series, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on the date the conditions set forth in Section 1304 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of and any premium or interest on such Securities when such payments are due, (2) the Company's obligations with respect to such Securities under Sections 304, 305, 306,

1002 and 1003, (3) the rights, powers, trusts, duties, and immunities of the Trustee under Sections 304, 305, 306, 308, 309, 506 and 1003, and otherwise the duty of the Trustee to authenticate Securities of such series issued on registration of transfer or exchange and (4) this Article. Subject to compliance with this Article, the Company may exercise its option provided in
Section 1301 to have this Section 1302 applied to the Outstanding Securities of any defeasible series notwithstanding the prior exercise of its option provided in Section 1301 to have Section 1303 applied to the Outstanding Securities of such series.

Section 1303.  Covenant Defeasance.

                 Upon the Company's exercise of the option provided in Section 1301 to have this Section 1303 applied to the Outstanding Securities of any defeasible series, the Company shall be released from its obligations under Sections 1004 and 1005 and Sections 501(4) and 501(5) with respect to the Outstanding Securities of such series on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section with respect to it, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 1304.  Conditions to Defeasance or Covenant
               Defeasance.

                 The following shall be the conditions to application of either Section l302 or Section 1303 to the Outstanding Securities of such series:

                 (1) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another Trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying Trustee) to pay and discharge, (i) the principal of and any premium on and each installment of principal of and any premium and interest on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities. For this purpose, "Government Obligations" means securities that are (x) direct obligations of the United States of America or, if specified as contemplated in Section 301, the government which issued the currency in which the Securities of such series are payable, for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or, if specified as contemplated in Section 301, such government which issued the currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government, which, in either case, are not callable or redeemable at the option of the obligor thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such Government Obligation or a specific payment of principal of or interest on any such Government Obligation held by such custodian for the account of the holder of such depository receipt; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of principal of or interest on the Government Obligation evidenced by such depository receipt;

                 (2) No Event of Default or event which, with notice or lapse of time or both, would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

                 (3) Such defeasance or covenant defeasance shall not cause the Trustee for the Securities of such series to have a conflicting interest for purposes of the Trust Indenture Act with respect to any securities of the Company;

                 (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                 (5) Such defeasance or covenant defeasance shall not cause any Securities of such series then listed on any registered national securities exchange under the Securities Exchange Act of 1934, as amended, to be delisted;

                 (6) In the case of an election under Section l302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

                 (7) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

                 (8) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such Act or exempt from regulation thereunder;

                 (9) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301; and

                 (10) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section l302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.

Section 1305.  Deposited Money and Government
               Obligations to Be Held in Trust; Other
               Miscellaneous Provisions.

                 Subject to the provisions of Section 1003, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying Trustee--collectively, for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through a Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but such money need not be segregated from other funds except to the extent required by law.

                 The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1304 or the principal and any premium and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

                 Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations held by it as provided in Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

Section 1306.  Reinstatement.

                 If the Trustee or Paying Agent is unable to apply any money or Government Obligations in accordance with this Article by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and each series of Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article until such time as the Trustee or the Paying Agent is permitted to apply all such money or Governmental Obligations in accordance with this Article; provided, however, that, if the Company has made any payment of interest on or principal of any series of Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such series of Securities to receive such payment from the money or Government Obligations held by the Trustee or the Paying Agent.


                                ARTICLE FOURTEEN

                             Convertible Securities

Section 1401.  Applicability of Article.

                 Securities of any series which are convertible into Capital Stock at the option of the Holders thereof shall be convertible in accordance with their terms and (unless otherwise specified in one or more indentures supplemental hereto or in a resolution of the Board of Directors as contemplated in Section 301 for Securities of any series) in accordance with this Article. Each reference in this Article Fourteen to "a Security" or "the Securities" refers to the Securities of the particular series that are convertible into Capital Stock. Each reference in this Article to "Capital Stock" into which Securities of any series are convertible refers to Capital Stock into which the Securities of such series are convertible in accordance with their terms (as specified as contemplated in Section 301). If more than one series of Securities with conversion privileges are Outstanding at any time, the provisions of this Article Fourteen shall be applied separately to each such series.

Section 1402.  Right of Holders to Convert Securities.

                 Subject to and upon compliance with the terms of the Securities and this Article Fourteen, at the option of the Holder thereof, any Security of any series of any authorized denomination, or any portion of the principal amount thereof which is $1,000 or any integral multiple of

$1,000, may, at any time during the period specified in the Securities of such series, be converted into duly authorized, validly issued, fully paid and nonassessable shares of the class, or combination of classes, of Capital Stock, as specified in such Security, at the conversion rate for each $1,000 principal amount of Securities (such initial conversion rate reflecting an initial conversion price specified in such Security) in effect on the conversion date, or if such Security or portion thereof shall have been called for redemption, then in respect of such Security or portion thereof until and including, but not after (unless the Company shall default in payment due upon the redemption thereof) the close of business on the date fixed for redemption except that in the case of redemption at the option of the Holder, if specified in the terms of such securities, such option to convert shall terminate upon receipt of written notice of the exercise of such option to redeem, or if an adjustment in the conversion rate has taken place pursuant to the provisions of Section 1405, then at the applicable conversion rate as so adjusted, upon surrender of the Security or Securities, the principal amount of which is so to be converted, to the Company at any time during usual business hours at the office or agency to be maintained by it in accordance with the provisions of Section 1002 accompanied by a written notice of election to convert as provided in Section 1403 and, if so required by the Company and the Trustee, by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder or his attorney duly authorized in writing. All Securities surrendered for conversion shall, if surrendered to the Company or any conversion agent, be delivered to the Trustee for cancellation and canceled by it, or shall, if surrendered to the Trustee, be canceled by it, as provided in Section 309.

                 The initial conversion price or conversion rate in respect of a series of Securities shall be as specified in the Securities of such series. The conversion price or conversion rate will be subject to adjustment on the terms set forth in Section 1405 or such other or different terms, if any, as may be specified by Section 301 for Securities of such series. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of it.

Section 1403.  Issuance of Shares of Capital
               Stock on Conversion.

                 (1) As promptly as practicable after the surrender, as herein provided, of any Security or Securities for conversion, the Company shall deliver or cause to be delivered at its said office or agency to or upon the written order of the Holder of the Security or Securities so surrendered a certificate or certificates representing the number of duly authorized, validly issued, fully paid and nonassessable shares of Capital Stock into which such Security or Securities may be converted in accordance with the terms thereof and the provisions of this Article Fourteen. Prior to the delivery of such certificate or certificates, the Company shall require a written notice at its said office or agency from the Holder of the Security or Securities so surrendered stating that the Holder irrevocably elects to convert such Security or Securities, or, if less than the entire principal amount thereof is to be converted, stating the portion thereof to be converted. Such notice shall also state the name or names (with address and social security or other taxpayer identification number) in which said certificate or certificates are to be issued. Such conversion shall be deemed to have been made at the time that such Security or securities shall have been surrendered for conversion and such notice shall have been received by the Company or the Trustee, the rights of the Holder of such Security or Securities as a Holder shall cease at such time, the person or persons entitled to receive the shares of Capital Stock upon conversion of such Security or Securities shall be treated for all purposes as having become the record holder or holders of such shares of Capital Stock at such time and such conversion shall be at the conversion rate in effect at such time. In the case of any Security of any series which is converted in part only, upon such conversion, the Company shall execute and the Trustees or any Authenticating Agent shall authenticate and deliver to the Holder thereof, as requested by such Holder, a new Security or Securities of such series of authorized denominations in aggregate principal amount equal to the unconverted portion of such Security.

                 If the last day on which a Security may be converted is not a Business Day in a place where the conversion agent for the applicable series of Securities is located, the Security may be surrendered to that conversion agent on the next succeeding day that is a Business Day.

                 The Company will not be required to deliver certificates for shares of Capital Stock upon conversion while its stock transfer books are closed for a meeting of shareholders or for the payment of dividends or for any other purpose, but certificates for shares of Capital Stock shall be delivered as soon as the stock transfer books shall again be opened.

                 (2) Notwithstanding anything to the contrary contained herein, in the event the Company shall have rescinded a redemption of Securities pursuant to Section 1108 hereof, any Holder of Securities that shall have surrendered Securities for conversion following the day on which notice of the subsequently rescinded redemption shall have been given but prior to the later of (a) the close of business on the Trading Day next succeeding the date on which public announcement of the rescission of such redemption shall have been made and (b) the date of the mailing of the notice of rescission required by Section 1108 hereof (a "Converting Holder") may rescind the conversion of such Securities surrendered for conversion by (i) properly completing a form prescribed by the Company and mailed to Holders of Securities (including Converting Holders) with the Company's notice of rescission, which form shall provide for the certification by any Converting Holder rescinding a conversion on behalf of any beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of Securities that the beneficial ownership (within the meaning of such Rule) of such Securities shall not have changed from the date on which such Securities were surrendered for conversion to the date of such certification and (ii) delivering such form to the Company no later than the close of business on that date which is fifteen Trading Days following the date of the mailing of the Company's notice of rescission. The delivery of such form by a Converting Holder shall be accompanied by (x) any certificates representing shares of Capital Stock or other securities issued to such Converting Holder upon a conversion of Securities that shall be rescinded by the proper delivery of such form (the "Surrendered Securities"), (y) any securities, evidences of indebtedness or assets (other than cast) distributed by the Company to such Converting Holder by reason of such Converting Holder being a record holder of Surrendered Securities and (z) payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the sum of (I) any cash such Converting Holder may have received in lieu of the issuance of fractional Surrendered Securities and (II) any cash paid or payable by the Company to such Converting Holder by reason of such Converting Holder being a record holder of Surrendered Securities. Upon receipt by the Company of any such form properly completed by a Converting Holder and any certificates, securities, evidences of indebtedness, assets or cash payments required to be returned by such Converting Holder to the Company as set forth above, the Company shall instruct the transfer agent or agents for shares of Capital Stock or other securities to cancel any certificates representing Surrendered Securities (which Surrendered Securities shall be deposited in the treasury of the Company) and shall instruct the Security Registrar to reissue certificates representing Securities to such Converting Holder (which Securities shall be deemed to have been Outstanding at all times during the period following their surrender for conversion). The Company shall, as promptly as practicable, and in no event more than five Trading Days following the receipt of any such properly completed form and any such certificates, securities, evidences of indebtedness, assets or cash payments required to be so returned, pay to the Holder of Securities surrendered to the Company pursuant to a rescinded conversion or as otherwise directed by such Holder any interest paid or other payment made to Holders of Securities during the period from the time such Securities shall have been surrendered for conversion to the rescission of such conversion. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any form submitted to the Company to rescind the conversion of Securities, including questions as to the proper completion or execution of any such form or any certification contained therein, shall be resolved by the Company, whose determination shall be final and binding.

Section 1404.  No Payment or Adjustment for
               Interest or Dividends.

                 Unless otherwise specified as contemplated in Section 301 for Securities of such series, Securities surrendered for conversion during the period from the close of business on any regular record date (or special record date for payment of defaulted interest) next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (except Securities called for redemption on a Redemption Date within such period) when surrendered for conversion must be accompanied by payment of an amount equal to the interest thereon which the Holder is to receive on such Interest Payment Date. Payment of interest shall be made, as of such Interest Payment Date or such date, as the case may be, to the Holder of the Securities as of such regular or special record date, as applicable. Except where Securities surrendered for conversion must be accompanied by payment as described above, no interest on converted Securities will be payable by the Company on any Interest Payment Date subsequent to the date of conversion. No other payment or adjustment for interest or dividends is to be made upon conversion. Notwithstanding the foregoing, upon conversion of any Original Issue Discount Security, the fixed number of shares of Capital Stock into which such Security is convertible delivered by the Company to the Holder thereof shall be applied, first, to pay the accrued original issue discount attributable to the period from the date of issuance to the date of conversion of such Security, and, second, to pay the balance of the principal amount of such Security.

Section 1405.  Adjustment of Conversion Rate.

                 Unless otherwise specified as contemplated in Section 301 for Securities of such series, the conversion rate for Securities in effect at any time shall be subject to adjustment as follows:

                 (a) In case the Company shall (i) declare a dividend or make a distribution on the class of Capital Stock into which Securities of such series are convertible in shares of such Capital Stock, (ii) subdivide the outstanding shares of the class of Capital Stock into which Securities of such Shares are convertible into a greater number of shares, (iii) combine the outstanding shares of the class of Capital Stock into which Securities of such series are convertible into a smaller number of shares, (iv) issue by reclassification of the shares of the class of Capital Stock into which securities of such series are convertible (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) any shares, the conversion rate for the Securities of such series in effect at the time of the record date for such dividend or distribution, or the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the Holder of any Security of such series surrendered for conversion after such time shall be entitled to receive the number and kind of shares which he would have owned or have been entitled to receive had such Security been converted immediately prior to such time. Similar adjustments shall be made whenever any event listed above shall occur.

                 (b) In case the Company shall fix a record date for the issuance of rights or warrants to all holders of the class of Capital Stock into which Securities of such series are convertible entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase shares of such class of Capital Stock (or securities convertible into shares of such class of Capital Stock) at a price per share (or, in the case of a right or warrant to purchase securities convertible into such class of Capital Stock, having a conversion price per share, after adding thereto the exercise price, computed on the basis of the maximum number of shares of such class of Capital Stock issuable upon conversion of such convertible securities, per share of such class of Capital Stock, so issuable) less than the current market price per share of such class of Capital Stock (as defined in subsection (d) below) on the date on which such issuance was declared or otherwise announced by the Company (the "Determination Date"), the number of shares of such class of Capital Stock into which each $1,000 principal amount of Securities shall be convertible after such record date shall be determined by multiplying the number of shares of such class of Capital Stock into which such principal amount of Securities was convertible immediately prior to such record date by a fraction, of which the numerator shall be the number of shares of such class of Capital Stock outstanding on the Determination Date plus the number of additional shares of such class of Capital Stock offered for subscription or purchase (or in the case of a right or warrant to purchase securities convertible into such class of Capital Stock, the aggregate number of additional shares of such class of Capital Stock into which the convertible securities so offered are initially convertible), and of which the denominator shall be the number of shares of such class of Capital Stock outstanding on the Determination Date plus the number of shares of such class of Capital Stock obtained by dividing the aggregate offering price of the total number of shares so offered (or, in the case of a right or warrant to purchase securities convertible into such class of Capital Stock, the aggregate initial conversion price of the convertible securities so offered, after adding thereto the aggregate exercise price of such rights or warrants computed on the basis of the maximum number of shares of such class of Capital Stock issuable upon conversion of such convertible securities) by such current market price. Shares of such class of Capital Stock of the Company owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and to the extent that shares of such class of Capital Stock are not delivered (or securities convertible into shares of such class of Capital Stock are not delivered) after the expiration of such rights or warrants (or, in the case of rights or warrants to purchase securities convertible into such class of Capital Stock once exercised, the expiration of the conversion right of such securities) the conversion rate shall be readjusted to the conversion rate which would then be in effect had the adjustments made upon the issuance of such rights or warrants (or securities convertible into shares) been made upon the basis of delivery of only the number of shares actually delivered. In the event that such rights or warrants are not so issued, the conversion rate shall again be adjusted to be the conversion rate which would be in effect if such record date had not been fixed.

                 (c) In case the Company shall fix a record date for the making of a distribution to all holders of the class of Capital Stock into which Securities of such series are convertible (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of its indebtedness or assets (excluding any cash dividends paid from earned surplus and dividends payable in capital Stock for which adjustment is made pursuant to subsection (a) above) or subscription rights or warrants (excluding subscription rights or warrants to purchase the class of Capital Stock into which securities of such series are convertible), the number of shares of such class of Capital Stock into which each $1,000 principal amount of Securities of such series shall be convertible after such record date shall be determined by multiplying the number of shares of such class of Capital Stock into which such principal amount of Securities was convertible immediately prior to such record date by a fraction, of which the numerator shall be the fair market value of the assets of the Company, after deducting therefrom all liabilities of the Company and all preferences (including accrued but unpaid dividends) in respect of classes of Capital Stock of the Company having a preference with respect to the assets of the Company over such class of Capital Stock (all as determined by the Board of Directors, whose determination shall be conclusive, and described in an Officers' Certificate, filed with the Trustee and each conversion agent) on such record date, and of which the denominator shall be such fair market value after deducting therefrom such liabilities and preferences, less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a statement filed with the Trustee and each conversion agent) of the assets or evidences of indebtedness, so distributed or of such subscription rights or warrants applicable, so distributed. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the conversion rate shall again be adjusted to the conversion rate which would then be in effect if such record date had not been fixed.

                 (d)      For the purpose of any computation under subsection
         (b) above and Section 1406, the current market price per share of the Capital Stock on any date as of which such price is to be computed shall mean the average of the Closing Price Per Share for the 30 consecutive Business Days commencing 45 Business Days before such date.

                 (e) No adjustment in the conversion rate shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such rate; provided, however, that any adjustments which by reason of this subsection (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and provided, further, that adjustments shall be required and made in accordance with the provisions of this Article Fourteen (other than this subsection (e)) not later than such time as may be required in order to preserve the taxfree nature of a distribution for United States income tax purposes to the Holders of Securities of the class of Capital Stock into which such Securities are convertible. All calculations under this Article Fourteen shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be. Anything in this Section 1405 to the contrary notwithstanding, the Company shall be entitled to make such adjustments in the conversion rate, in addition to those required by this Section 1405, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable for United States income tax purposes.

                 (f) Whenever the conversion rate is adjusted, as herein provided, the Company shall promptly file with the Trustees and with the office or agency maintained by the Company for the conversion of Securities of such series pursuant to Section 1002, a certificate of a firm of independent public accountants of recognized national standing selected by the Board of Directors (who may be the regular accountants employed by the Company) setting forth the conversion rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof. Such certificate shall be conclusive evidence of the correctness of such adjustment. Neither the Trustee nor any conversion agent shall be under any duty or responsibility with respect to any such certificate or any facts or computations set forth therein, except to exhibit said certificate from time to time to any Holder of Securities of such series desiring to inspect the same. The Company shall promptly cause a notice setting forth the adjusted conversion rate to be mailed to the Holders of Securities of such series, as their names and addresses appear upon the registration books of the Company.

                 (g) In the event that at any time, as a result of shares of any other class of Capital Stock of the Company becoming issuable in exchange or substitution for or in lieu of shares of the class of Capital Stock into which such Securities are convertible or as a result of an adjustment made pursuant to subsection (a) above, the Holder of any Security of such series thereafter surrendered for conversion shall become entitled to receive any shares of the Company other than shares of the class of Capital Stock into which the Securities of such series are convertible, thereafter the number of such other shares so receivable upon conversion of any Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the class of Capital Stock into which the Securities of such series are convertible contained in subsections (a) to (k), inclusive, above, and the provisions of this Article Fourteen with respect to the class of Capital Stock into which the Securities of such series are convertible shall apply on like terms to any such other shares.

                 (h) In any case in which this Section 1405 shall require that any adjustment be made effective as of or retroactively immediately following a record date, the Company may elect to defer (but only for five (5) Trading Days following the filing of the statement referred to in Section 1408) issuing to the Holder of any Securities converted after such record date the shares of Capital Stock issuable upon such conversion over and above the shares of Capital Stock of the Company issuable upon such conversion on the basis of the conversion price prior to adjustment; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                 (i) The conversion rate with respect to any Original Issue Discount Securities, the terms of which provide for convertibility, shall not be adjusted during the term of such Original Issue Discount Securities for accrued original issue discount.

                 (j) In the event that the Securities of any series are convertible into more than one class of Capital Stock, the provisions of this Section 1405 shall apply separately to events affecting each such class.

                 (k) No adjustment shall be made pursuant to this Section 1405 (i) if the effect thereof would be to reduce the conversion price below the par value (if any) of the Capital Stock or (ii) subject to 1403(h) hereof, with respect to any Security that is converted prior to the time such adjustment otherwise would be made.

Section 1406.  No Fractional Shares to be Issued.

                 No fractional shares of Capital Stock shall be issued upon conversions of Securities. If more than one Security of any series shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities of such series (or specified portions thereof to the extent permitted hereby) so surrendered. Instead of a fraction of a share of Capital Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction of a share in an amount equal to the same fractional interest of the Closing Price Per Share of Capital Stock on the Business Day next preceding the day of conversion.

Section 1407.    Preservation of Conversion Rights Upon
                 Consolidation, Merger, Sale or Conveyance.

                 In case of any consolidation of the Company with, or merger of the Company into, any other corporation (other than a consolidation or merger in which the Company is the continuing corporation), or in the case of any sale or transfer of all or substantially all of the assets of the Company, the corporation formed by such consolidation or the corporation into which the Company shall have been merged or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to the Trustee, a supplemental indenture, subject to the provisions of Articles Eight and Nine as they relate to supplemental indentures, providing that the Holder of each Security then Outstanding of a series which was convertible into Capital Stock shall have the right thereafter to convert such security into the kind and amount of shares of stock and other securities and property, including cash, receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Capital Stock of the Company into which such Securities might have been converted immediately prior to such consolidation, merger, sale or transfer. Such supplemental indenture shall conform to the provisions of the Trust Indenture Act and shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Fourteen. Neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provision contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property receivable by Holders of Securities upon the conversion of their Securities after any such consolidation, merger, sale or transfer, or to any adjustment to be made with respect thereto and, subject to the provisions of Section 601, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto. If in the case of any such consolidation, merger, sale or transfer, the stock or other securities and property receivable by a Holder of Securities includes stock or other securities and property of a corporation other than the successor or purchasing corporation, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary. The above provisions of this Section 1407 shall similarly apply to successive consolidations, mergers, sales or transfers.

Section 1408.  Notice to Holders of Securities of a Series
               Prior to Taking Certain Types of Action.

                 With respect to the Securities of any series, in case:

                 (a) the Company shall authorize the issuance to all holders of the class of Capital Stock into which Securities of such series are convertible of rights or warrants to subscribe for or purchase shares of its Capital Stock or any other right;

                 (b) the Company shall authorize the distribution to all holders of the class of Capital Stock into which Securities of such series are convertible of evidences of its indebtedness or assets (except for the exclusions with respect to certain dividends set forth in Section 1405(c));

                 (c) of any subdivision, combination or reclassification of the class of Capital Stock into which Securities of such series are convertible or of any consolidation or merger to which the Company is a party and for which approval by the shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                 (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the Trustee and at the office or agency maintained for the purpose of conversion of Securities of such series pursuant to Section 1002, and shall cause to be mailed to the Holders of Securities of such series, at their last addresses as they shall appear upon the registration books of the Company, at least ten days prior to the applicable record date hereinafter specified, a notice stating (i) the date as of which the holders of such class of Capital Stock to be entitled to receive any such rights, warrants or distribution are to be determined, or (ii) the date on which any such subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action is expected to become effective, and the date as of which it is expected that holders of record of such class of Capital Stock shall be entitled to exchange their Capital Stock of such class for securities or other property, if any, deliverable upon such subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action. The failure to give the notice required by this Section 1408 or any defect therein shall not affect the legality or validity of any distribution, right, warrant, subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action, or the vote upon any of the foregoing. Such notice shall also be published by and at the expense of the Company not later than the aforesaid filing date at least once in an Authorized Newspaper.

Section 1409.  Covenant to Reserve Shares for Issuance
               on Conversion of Securities.

                 The Company covenants that at all times it will reserve and keep available out of each class of its authorized Capital Stock, free from preemptive rights, solely for the purpose of issue upon conversion of Securities of any series as herein provided, such number of shares of Capital Stock of such class as shall then be issuable upon the conversion of all outstanding Securities of such series. The Company covenants that all shares of Capital Stock which shall be so issuable shall, when issued or delivered, be duly and validly issued shares of the class of authorized Capital Stock into which Securities of such series are convertible, and shall be fully paid and nonassessable, free of all liens and charges and not subject to preemptive rights and that, upon conversion, the appropriate capital stock accounts of the Company will be duly credited.

Section 1410.  Compliance with Governmental Requirements.

                 The Company covenants that if any shares of Capital Stock required to be reserved for purposes of conversion of Securities hereunder require registration or listing with or approval of any governmental authority under any Federal or State law, pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act, or any national or regional securities exchange on which such Capital Stock is listed at the time of delivery of any shares of such Capital Stock, before such shares may be issued upon conversion, the Company will use its best efforts to cause such shares to be duly registered, listed or approved, as the case may be.

Section 1411.  Payment of Taxes Upon Certificates for
               Shares Issued Upon Conversion of Securities.

                 The issuance of certificates for shares of Capital Stock upon the conversion of Securities shall be made without charge to the converting Holders for any tax (including, without limitation, all documentary and stamp taxes) in respect of the issuance and delivery of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the Holders of Securities converted; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder of the Security converted, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 1412.  Trustee's Duties with Respect
               to Conversion Provisions.

                 The Trustee and any conversion agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the conversion rate, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the registration under securities laws, listing, validity or value (or the kind or amount) of any shares of Capital Stock, or of any other securities or property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible or liable for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of
Section 601, and any conversion agent shall not be responsible or liable for any failure of the Company to comply with any of the covenants of the Company contained in this Article Fourteen.

Section 1413.    Corporate Action Regarding
                 Par Value of Capital Stock.

                 Before taking any action which would cause an adjustment reducing the applicable conversion price below the then par value (if any) of the shares of Capital Stock deliverable upon conversion of the Securities, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Capital Stock at such adjusted conversion price.

Section 1414.    Company Determination Final.

                 Any determination that the Company or the Board of Directors must make pursuant to this Article is conclusive.

                                ARTICLE FIFTEEN

                                 Subordination

Section 1501.  Agreement to Subordinate

                 The Company covenants and agrees, and each Holder of a subordinated Security or any Coupon appertaining thereto issued hereunder, by his acceptance thereof, likewise covenants and agrees, that all subordinated Securities and any Coupons appertaining thereto shall be issued subject to the provisions of this Article; and each Person holding any subordinated Security or any Coupon appertaining thereto, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that the principal of and interest (and premium, if any) on all subordinated Securities or any Coupon appertaining thereto issued hereunder shall, to the extent and in the manner herein set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, and that the subordination is for the benefit of the holders of the Senior Indebtedness.

Section 1502.    Payments to Holders of Subordinated
                 Securities.

                 As to each series of subordinated Securities and any Coupons appertaining thereto, if any, issued hereunder, in the event (a) of the occurrence of any event specified in Section 501(6) or (7) herein, or (b) that
(i) a default shall have occurred with respect to the payment of principal of or interest on or other monetary amounts due and payable with respect to any Senior Indebtedness, or (ii) there shall have occurred an event of default (other than a default in the payment of principal or interest or other monetary amounts due and payable) in respect of any Senior Indebtedness, as defined in such Senior Indebtedness or in the instrument under which the same is outstanding, permitting the holder or holders thereof to accelerate the maturity thereof, and such default or event of default shall not be cured or was continued beyond the period of grace, if any, in respect thereof, and such default or event of default shall not have been waived or shall not have ceased to exist, or (c) separately with respect to each series of Securities, that the principal of and accrued interest on such Securities shall have been declared due and payable pursuant to Section 502 and such declaration shall not have been rescinded and annulled as provided in Section 502, then the holders of all Senior Indebtedness shall first be entitled to receive payment in full of all amounts due or to become due thereon, or provision shall be made, in accordance with the terms of such Senior Indebtedness for such payment in money or money's worth, before the Holders of such series of subordinated Securities or any Coupons appertaining thereto are entitled to receive a payment on account of the principal of or interest on (or premium, if any) the indebtedness evidenced by such series of subordinated Securities or any such Coupons appertaining thereto, including, without limitation, any payments made pursuant to Articles Eleven and Twelve, or any cash payments to purchase such series of subordinated Securities at the option of the Holders thereof.

                 Upon the occurrence of any event specified in Section 501(6) or (7) herein, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the subordinated Securities or any Coupons appertaining thereto and or the Trustee under this Indenture would be entitled, except for the provisions hereof, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution or, to the extent required by the next succeeding paragraph, by the Holders of the subordinated Securities or any Coupons appertaining thereto or the Trustee, if received by them or it, directly to the representative of the holders of Senior Indebtedness (which representative shall pay pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders), or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the Holders of the indebtedness evidenced by the subordinated Securities or any Coupons appertaining thereto (including any cash payments to repurchase such Securities at the option of the Holders thereof) or to the Trustee under this Indenture.

                 In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing provisions of this Section, shall be received by the Trustee under this Indenture or the Holders of the subordinated Securities or any Coupons appertaining thereto before all Senior Indebtedness is paid in full or provision is made for such payment in accordance with its terms, and if such fact shall, at or prior to the time of such payment or distribution, have been known to the Trustee, then such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the representative of the holders of such Senior Indebtedness, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, as their respective interest may appear, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full in accordance with its distribution to or for the holders of such Senior Indebtedness.

                 For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of arrangement, reorganization or readjustment, the payment of which is subordinated (at least to the extent provided in this Article with respect to the subordinated Securities) to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any such arrangement, reorganization or readjustment, and
(ii) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered by such arrangement, reorganization or readjustment. The consolidation of the Company with, or the merger of the Company with or into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its assets to another corporation upon the terms and conditions provided in Article Eight shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eight. Nothing in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Article Six, except as expressly provided therein. This Section shall be subject to the further provisions of Section 1505.

Section 1503.    Subrogation.

                 Subject to the payment in full of all Senior Indebtedness, the Holders of the subordinated Securities and any Coupon appertaining thereto subject to the provisions of Section 1502 shall be subrogated (equally and ratably with the holders of all obligations of the Company which by their express terms are subordinated to Senior Indebtedness of the Company to the same extent as the subordinated Securities are subordinated and which are entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of and interest on such subordinated Securities and the amounts owed pursuant to any such Coupons appertaining thereto shall be paid in full; and for the purpose of such subrogation, no payments of distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of such subordinated Securities or any such Coupons or the Trustee on their behalf would be entitled except for the provisions of this Article, and no payment over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of such subordinated Securities or any such Coupons or the Trustee on their behalf shall, as between the Company, its creditors other than holders of Senior Indebtedness and the Holders of such subordinated Securities or any such Coupons, be deemed to be a payment by the Company to or on account of the Senior Indebtedness; and no payments or distributions of cash, property or securities to or for the benefit of the Holders pursuant to the subrogation provision of this Article, which would otherwise have been paid to the holders of Senior Indebtedness, shall be deemed to be a payment by the Company to or for the account of such Securities. The provisions of this Article are intended solely for the purpose of defining the relative rights of the

Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

                 Nothing contained in this Article or elsewhere in this Indenture or in the subordinated Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the subordinated Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the subordinated Securities the principal of and interest on the subordinated Securities and the amounts owed pursuant to any Coupons appertaining thereto as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights against the Company of the Holders of the subordinated Securities and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Holder of any subordinated Security or the Trustee on his behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

                 Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Sections 601 and 603, and the Holders of the subordinated Securities and any Coupons appertaining thereto shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such insolvency, bankruptcy, dissolution, winding-up, liquidation, arrangement or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the subordinated Securities and of any Coupons appertaining thereto, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

Section 1504.    Authorization by Holders of Subordinated
                 Securities.

                 Each Holder of a subordinated Security or Coupon appertaining thereto by his acceptance thereof authorizes the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

Section 1505.    Notice to Trustee.

                 The Company shall give prompt written notice to the Trustee and to any Paying Agent of any fact known to the Company which would prohibit the making of any payment of moneys to or by the Trustee or any paying agent in respect of the subordinated Securities or any Coupons appertaining thereto pursuant to the provisions of this Article. Regardless of anything to the contrary contained in this Article or elsewhere in this Indenture, the Trustee shall not be charged with knowledge of the existence of any Senior Indebtedness or of any default or event of default with respect to any Senior Indebtedness or of any other facts which would prohibit the making of any payment of moneys to or by the Trustee in respect of the subordinated Securities or any Coupons appertaining thereto, unless and until the Trustee shall have received notice in writing at its Corporate Trust Office to that effect signed by an officer of the Company, or by a holder or agent of a holder of Senior Indebtedness who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such holder or agent, or by the trustee under any indenture pursuant to which Senior Indebtedness shall be outstanding, and, prior to the receipt of any such written notice, the Trustee shall, subject to Sections 601 and 603, be entitled to assume that no such facts exist; provided that if on a date at least two Business Days prior to the date upon which by the terms hereof any such moneys shall become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security) the Trustee shall not have received with respect to such moneys the notice provided for in this section, then, regardless of anything herein to the contrary, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

                 Regardless of anything to the contrary herein (but subject, in the case of clause (a) of this paragraph, to the second paragraph of Section
1502), nothing shall prevent (a) any payment by the Company or the Trustee to the Holders of subordinated Securities of amounts in connection with a redemption of subordinated Securities if (i) notice of such redemption has been given pursuant to Article Eleven prior to the receipt by the Trustee of written notice as aforesaid, and (ii) such notice of redemption is given not earlier than 60 days before the redemption date, or (b) any payment by the

Trustee to the Holders of subordinated Securities of amounts deposited with it pursuant to Section 1302.

                 Subject to Sections 601 and 603, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or other representative on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee or other representative on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 1506.    Trustee's Relation to Senior Indebtedness

                 The Trustee and any agent of the Company or the Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Indebtedness and nothing in the Trust Indenture Act or in this Indenture shall deprive the Trustee or any such agent of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

                 With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Sections 601 and 603, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall in good faith pay over or deliver to Holders of subordinated Securities, the Company or any other Person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

Section 1507.    No Impairment of Subordination.

                 No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

                 IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.



                                                   ASARCO INCORPORATED



                                                   By
                                                     -------------------------
                                                     Title:


Attest:


By
  -------------------------
  Title:


[SEAL]



                                                   CHEMICAL BANK,
                                                   as Trustee


                                                   By
                                                     ------------------------




Attest:


By
  -------------------------
  Title:


[SEAL]

STATE OF NEW YORK         )
                          )  ss.:
COUNTY OF NEW YORK        )


                 On this      day of            , 1994, before me personally
came __________________________, to me known, who, being by me duly sworn, did depose and say that he/she is _______________________________________________
of ASARCO Incorporated, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like authority.


[NOTARIAL SEAL]




                                                   ---------------------------
                                                          Notary Public

STATE OF NEW YORK         )
                          )  ss.:
COUNTY OF NEW YORK        )


                 On this      day of                , 1994, before me
personally came _______________________, to me known, who, being by me duly sworn, did depose and say that he/she is __________________________________ of
Chemical Bank, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like authority.


[NOTARIAL SEAL]




                                                   ---------------------------
                                                          Notary Public